2012 AMENDED AND RESTATED
              CREDIT AGREEMENT

        dated as of December 21, 2012

                   among

   PATRIOT TRANSPORTATION HOLDING, INC.
               as Borrower

                    and

           WELLS FARGO BANK, N.A.
                 as Lender


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             TABLE OF CONTENTS

                                               Page

ARTICLE 1 DEFINITIONS; CONSTRUCTION              1
     Section 1.1        Definitions              1
     Section 1.2        Classifications of Loans
                        and Borrowings          16
     Section 1.3        Accounting Terms and
                        Determination           16
     Section 1.4        Terms Generally         16

ARTICLE 2 AMOUNT AND TERMS OF THE COMMITMENTS   17
     Section 2.1        General Description of
                        Facility                17
     Section 2.2        Revolving Loans 17
     Section 2.3        Procedure for Revolving
                        Loan Borrowings         17
     Section 2.4        Term Loan Commitment    18
     Section 2.5        Procedure for Term
                        Borrowing               18
     Section 2.6        Funding of Borrowings   18
     Section 2.7        Interest Elections      18
     Section 2.8        Optional Reduction and
                        Termination of
                        Commitments             19
     Section 2.9        Repayment of Loans      19
     Section 2.10       Evidence of
                        Indebtedness            19
     Section 2.11       Optional Prepayments    20
     Section 2.12       Interest on Loans       20
     Section 2.13       Fees                    21
     Section 2.14       Computation of Interest
                        and Fees                22
     Section 2.15       Inability to Determine
                        Interest Rates          22
     Section 2.16       Illegality              23
     Section 2.17       Increased Costs         23
     Section 2.18       Funding Indemnity       24
     Section 2.19       Taxes                   24
     Section 2.20       Payments Generally      25
     Section 2.21       Mitigation of
                        Obligations             25
     Section 2.22       Letter of Credit
                        Commitment              26
     Section 2.23       Procedure for Issuance
                        and Reimbursement of
                        Letters of Credit       26
     Section 2.24       Increased Cost          26
     Section 2.25       Obligations Absolute    27
     Section 2.26       Letter of Credit
                        Documents               27

ARTICLE 3 CONDITIONS PRECEDENT TO LOANS         28
     Section 3.1        Conditions To
                        Effectiveness           28
     Section 3.2        Each Credit Event       29

ARTICLE 4 REPRESENTATIONS AND WARRANTIES        30

     Section 4.1        Existence; Power        30
     Section 4.2        Organizational Power;
                        Authorization           30
     Section 4.3        Governmental Approvals;
                        No Conflicts            30
     Section 4.4        Financial Statements    30
     Section 4.5        Litigation and
                        Environmental Matters   31
     Section 4.6        Compliance with Laws
                        and Agreements          31

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     Section 4.7        Investment Company Act,
                        Etc.                    31
     Section 4.8        Taxes                   31
     Section 4.9        Margin Regulations      31
     Section 4.10       ERISA                   32
     Section 4.11       Ownership of Property   32
     Section 4.12       Disclosure              32
     Section 4.13       Labor Relations         32
     Section 4.14       Subsidiaries            33
     Section 4.15       Legal Name              33
     Section 4.16       No Restrictions on
                        Dividends               33
     Section 4.17       Solvency                33
     Section 4.18       Insurance               33
     Section 4.19       Outstanding
                        Indebtedness            33
     Section 4.20       Letters of Credit Issued
                        Outside the Provisions of
                        the Agreement           33

ARTICLE 5 AFFIRMATIVE COVENANTS                 33
     Section 5.1        Financial Statements and
                        Other Information       34
     Section 5.2        Notices of Material
                        Events                  35
     Section 5.3        Existence; Conduct of
                        Business                35
     Section 5.4        Compliance with Laws,
                        Etc.                    36
     Section 5.5        Payment of Obligations  36
     Section 5.6        Books and Records       36
     Section 5.7        Visitation, Inspection,
                        Etc.                    36
     Section 5.8        Maintenance of Properties;
                        Insurance               36
     Section 5.9        Use of Proceeds         36
     Section 5.10       Additional Subsidiaries 37
     Section 5.11       Deposit Relationship    37

ARTICLE 6 FINANCIAL COVENANTS                   37
     Section 6.1        Leverage Ratio          37
     Section 6.2        Fixed Charge Coverage
                        Ratio                   37

ARTICLE 7 NEGATIVE COVENANTS                    38
     Section 7.1        Indebtedness            38
     Section 7.2        Negative Pledge         39
     Section 7.3        Fundamental Changes.    40
     Section 7.4        Investments, Loans,
                        Etc.                    41
     Section 7.5        Restricted Payments     42
     Section 7.6        Sale of Assets          42
     Section 7.7        Transactions with
                        Affiliates              42
     Section 7.8        Restrictive Agreements  43
     Section 7.9        Sale and Leaseback
                        Transactions            43
     Section 7.10       Hedging Agreements      43
     Section 7.11       Amendment to Material
                        Documents               43
     Section 7.12       Permitted Subordinated
                        Indebtedness            44
     Section 7.13       Accounting Changes      44
     Section 7.14       Name Changes            44

ARTICLE 8 EVENTS OF DEFAULT                     44
     Section 8.1        Events of Default       44

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ARTICLE 9 RESERVED                              47

ARTICLE 10 MISCELLANEOUS                        47
     Section 10.1       Notices                 47
     Section 10.2       Waiver; Amendments.     48
     Section 10.3       Expenses;
                        Indemnification         49
     Section 10.4       Successors and Assigns  50
     Section 10.5       Governing Law;
                        Jurisdiction; Consent to
                        Service of Process      51
     Section 10.6       ARBITRATION             51
     Section 10.7       Right of Setoff         53
     Section 10.8       Counterparts;
                        Integration             53
     Section 10.9       Survival                54
     Section 10.10      Severability            54
     Section 10.11      Confidentiality         54
     Section 10.12      Interest Rate
                        Limitation              54
     Section 10.13      US PATRIOT Act Notice   55


Schedules

Schedule 4.5    -       Environmental Matters
Schedule 4.14   -       Subsidiaries
Schedule 7.4    -       Existing Investments

Exhibits

Exhibit A        -      Revolving Credit Note
Exhibit B               Form of Term Note
Exhibit C        -      Form of Subsidiary
                        Guarantee Agreement
                        with Schedule I and
                        Annex I thereto
Exhibit D        -      Form of Indemnity,
                        Subrogation and
                        Contribution Agreement
                        with Schedule I and Annex
                        I thereto
Exhibit 2.3      -      Notice of Revolving Loan
                        Borrowing
Exhibit 2.5             Notice of Term Loan
                        Borrowing
Exhibit 2.7      -      Notice of Continuation/
                        Conversion
Exhibit 3.1(b)(iv)       -      Form of
                        Secretary's Certificate
Exhibit 3.1(b)(vii) -   Form of Officer's
                        Certificate

Annexes

Annex I                 Captive Investment
                        Policy Statement

       2012 AMENDED AND RESTATED CREDIT AGREEMENT

      THIS 2012 AMENDED AND RESTATED CREDIT AGREEMENT
(this "Agreement") is made and entered into as of December 21, 2012, by and among PATRIOT TRANSPORTATION
HOLDING, INC., a Florida corporation (the "Borrower") and WELLS FARGO BANK, N.A. (the "Lender").

                  W I T N E S S E T H:

      WHEREAS, the Borrower, Wachovia Bank, National
Association ("Wachovia"), Bank of America, N.A. ("Bank of America"), SunTrust Bank ("SunTrust") and Compass Bank
("Compass") are parties to an Amended and Restated Credit
Agreement dated as of November 10, 2004, as amended (the
"Original Credit Agreement"), with Wachovia named therein as Administrative Agent; and

      WHEREAS, the parties wish to make certain modifications to the Original Credit Agreement, including the designation of Wells Fargo Bank, N.A., as successor by merger to Wachovia, as the sole lender under the revolving credit facility contemplated for the Original Credit
Agreement, to increase the principal amount of such revolving credit facility to $40,000,000, to provide for a term loan facility in the principal amount of $15,000,000, to eliminate the provisions relating to the Administrative
Agent and to make other conforming changes, all as more fully set forth below; and

      WHEREAS, subject to the terms and conditions of this Agreement, the Lender is willing to establish a modified revolving credit facility and a new term loan facility for the benefit of the Borrower.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrower and the Lender agree that the Original Credit Agreement is amended and restated to read as follows:

                      ARTICLE 1

             DEFINITIONS; CONSTRUCTION

      Section 1.1       Definitions.  In addition to
the other terms defined herein, the following terms used herein shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

      "Affiliate" shall mean, as to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person.

      "Applicable Margin" shall mean the respective number of basis points per annum designated below determined based on the Borrower's Leverage Ratio:

   LEVEL     Leverage     Applicable Margin
              Ratio   (basis points per annum)

                      Base Rate  LIBOR(1) Commitment
                                             Fee

    I    >=.45 to .55   100.0      150.0     25.0
    II   >=.35 to <.45   75.0      125.0     20.0
    III       <.35       25.0      100.0     15.0

; provided, however, that adjustments, if any, to the Applicable Margin based on changes in the Borrower's
Leverage Ratio as set forth above shall be calculated by the Lender quarterly, based upon the Borrower's quarterly financial statements, on a rolling four quarter basis, beginning with the Borrower's statements for the period ended September 30, 2011, and shall become effective (each an "Interest Rate Change Date"),
(i) if interest is based on the Base Rate, on the third
Day after the Lender receives the Covenant Compliance
Certificate and/or the financial statements reflecting such change in the Borrower's Leverage Ratio or (ii) if interest is based on LIBOR, on the first Day of the Interest Period following the Interest Period that the Lender receives the Covenant Compliance Certificate and/or the financial statements reflecting such change in the Borrower's Leverage Ratio; and provided, further, however, if the Borrower shall fail to deliver any such Covenant Compliance Certificate or financial statements within the time period required pursuant to this Agreement, then the Applicable Margin shall be at Level
I until the appropriate Covenant Compliance Certificate or financial statements, as the case may be, are so delivered. Notwithstanding the foregoing, the
Applicable Margin from the Closing Date until the date that the financial statements and/or Covenant Compliance
Certificate for the fiscal quarter ending September 30, 2012 are required to be delivered to the Lender shall be at Level III.

      "Available Amount" means on the calculation date, the maximum amount available to be drawn under any Letter of Credit.

      "Availability Period" shall mean the period from the Closing Date to the Commitment Termination Date.

      "Bank Products" shall mean any of the following services provided to Borrower by Lender (or any Affiliate of a Lender): (a) any treasury or other cash management services, including deposit accounts, automated clearing house (ACH) origination and other funds transfer, depository (including cash vault and check deposit), zero balance accounts and sweeps, return items processing, controlled disbursement accounts, positive pay, lockboxes and lockbox accounts, account reconciliation and information reporting, payables outsourcing, payroll processing, trade finance services, investment accounts and securities accounts, (b) card services, including credit cards (including purchasing cards and commercial cards), prepaid cards, including payroll, stored value and gift cards, merchant services processing, and debit card services and (c) Hedging
Agreements entered into with Lender (or an Affiliate of Lender).

      "Base Rate" shall mean at any time the Federal
Funds Rate plus 0.5% per annum.

      "Base Rate Loan" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the Base Rate.

      "Borrower" shall have the meaning in the introductory paragraph hereof.

      "Borrowing" shall mean a borrowing consisting of Loans of the same Type, made, converted or continued on the same date and in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

      "Business Day" shall mean (i) any day other than a Saturday, Sunday or other day on which commercial banks in Jacksonville, Florida are authorized or required by law to close and (ii) if such day relates to a Borrowing of, a payment or prepayment of principal or interest on, a conversion of or into, or an Interest
Period for, a Eurodollar Loan or a notice with respect to any of the foregoing, any day on which dealings in Dollars are carried on in the London interbank market.

      "Capital Expenditures" shall mean for any period, without duplication, (i) the additions to property, plant and equipment and other capital expenditures of the Borrower and its Subsidiaries that are (or would be) set forth on a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP and (ii) Capital Lease
Obligations incurred by the Borrower and its Subsidiaries during such period.

      "Capital Lease Obligations" of any Person shall mean all obligations of such Person to pay rent or other amounts under any lease (or other arrangement conveying the right to use) of real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

      "Change in Control" shall mean the occurrence of one or more of the following events: (a) any sale, lease, exchange or other transfer (in a single transaction or a series of related transactions) of all or substantially all of the assets of the Borrower to any Person or "group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder in effect on the date hereof), (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or "group"
(within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange
Commission thereunder as in effect on the date hereof) of thirty percent (30%) or more of the outstanding shares of the voting stock of the Borrower; or (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the current board of directors or (ii) appointed by directors so nominated.

      "Change in Law" shall mean (i) the adoption of any applicable law, rule or regulation after the date of this Agreement, (ii) any change in any applicable law, rule or regulation, or any change in the interpretation or application thereof, by any Governmental Authority after the date of this Agreement, or (iii) compliance by the Lender (or for purposes of Section 2.17(b) or Section 2.24, by the Lender's holding company, if applicable) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

      "Closing Date" shall mean December 21, 2012.

      "Code" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time.

      "Commitment Termination Date" shall mean the earliest of (i) December 31, 2017, (ii) the date on which the Revolving Commitment is terminated pursuant to Section 2.8 or (iii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise).

      "Commitments" shall mean, collectively,
the Revolving Commitment and the Term
Commitment.

      "Consolidated Current Maturities of
Long Term Debt" shall mean the portion of Consolidated Long Term Debt of the Borrower and its Subsidiaries, on a consolidated basis determined in accordance with GAAP, paid during the twelve (12) month period ending on the last day of the month prior to the date as of which said determination is to be made, but excluding any amounts paid during such period in respect of Consolidated Long Term Debt that was not in default and which was voluntarily prepaid by the Borrower and its Subsidiaries.

      "Consolidated EBITDA" shall mean, for the Borrower and its Subsidiaries for any period, an amount equal to the sum of (a)
Consolidated Net Income for such period plus (b) to the extent deducted in determining Consolidated
Net Income for such period, (i) Consolidated
Interest Expense, (ii) Consolidated Income Tax
Expense, and (iii) depreciation, depletion and amortization determined on a consolidated basis in accordance with GAAP in each case for such period.

      Consolidated Income Tax Expense" shall
mean, for the Borrower and its Subsidiaries for any period determined on a consolidated basis in accordance with GAAP, the aggregate of all present or future taxes, levies, imposts, duties, deductions, charges or withholdings paid in cash to any Governmental Authority.

      "Consolidated Interest Expense" shall mean, for the Borrower and its Subsidiaries for any period determined on a consolidated basis in accordance with GAAP, the sum of (i) total cash interest expense, including without limitation the interest component of any payments in respect of Capital Leases
Obligations capitalized or expensed during such period (whether or not actually paid during such period) plus (ii) the net amount payable (or minus the net amount receivable) under Hedging Agreements during such period
(whether or not actually paid or received during such period).

      "Consolidated Long Term Debt" shall mean, for any period, all Indebtedness of the Borrower and its Subsidiaries, or any portion thereof, determined on a consolidated basis and in accordance with GAAP, the maturity of which extends beyond twelve (12) months from the date of calculation of Consolidated Long Term
Debt.

      "Consolidated Net Income" shall mean,
for any period, the net income (or loss) of the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, but excluding therefrom (to the extent otherwise included therein) (i) any extraordinary gains or losses, (ii) any gains attributable to write-ups of assets, (iii) any equity interest of the Borrower or any Subsidiary of the Borrower in the unremitted earnings of any Person that is not a Subsidiary and (iv) any income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary on the date that such Person's assets are acquired by the Borrower or any Subsidiary.

      "Consolidated Net Worth" shall mean,
as of any date, the total assets of the Borrower and its Subsidiaries that would be reflected on the Borrower's consolidated balance sheet as of such date prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, minus the sum of (i) the total liabilities of the Borrower and its Subsidiaries that would be reflected on the Borrower's consolidated balance sheet as of such date prepared in accordance with GAAP and (ii) the amount of any write-up in the book value of any assets resulting from a revaluation thereof or any write-up in excess of the cost of such assets acquired reflected on the consolidated balance sheet of the Borrower as of such date prepared in accordance with GAAP.

      "Consolidated Total Capital" shall mean, as of any date of determination with respect to the Borrower, the sum of (i) Consolidated Total
Debt and (ii) Consolidated Net Worth.

      "Consolidated Total Debt" shall mean,
as of any date of determination, all Indebtedness of the Borrower and its Subsidiaries that would be reflected on a consolidated balance sheet of the Borrower prepared in accordance with GAAP as of such date.

      "Control" shall mean the power, directly or indirectly, either to (i) vote five percent
(5%) or more of securities having ordinary voting power for the election of directors (or persons performing similar functions) of a Person or (ii) direct or cause the direction of the management and policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "Controlling," "Controlled by," and
"under common Control with" have
meanings correlative thereto.

      "Covenant Compliance Certificate" shall
mean a certificate in such form as may be acceptable to the Lender, containing all the financial covenants and ratios with which the Borrower is required to comply during the term of this Agreement and containing calculations reflecting whether or not the Borrower is in compliance with each such financial covenant or ratio.

      "Daily One Month LIBOR" means for any day, the rate of interest equal to LIBOR then in effect for delivery for a one (1) month period.

      "Daily One Month LIBOR Loan" when used
in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to Daily One Month LIBOR.

      "Default" shall mean any condition or
event that, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

      "Default Interest" shall have the meaning set forth in Section 2.12(b).

      "Dollar(s)" and the sign "$" shall mean
lawful money of the United States of America.

      "Environmental Laws" shall mean all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters.

      "Environmental Liability" shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental investigation and remediation, costs of administrative oversight, fines, natural resource damages, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) any actual or alleged violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous
Materials, (c) any actual or alleged exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

      "ERISA" shall mean the Employee
Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

      "ERISA Affiliate" shall mean any trade
or business (whether or not incorporated), which, together with the Borrower, is treated as a single employer under Section 414(b) or
(c) of the Code or, solely for the purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

      "ERISA Event" shall mean (a) any
"reportable event", as defined in Section
4043 of ERISA or the regulations issued
thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with r espect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section
412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title
IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator appointed by the PBGC of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan;
(f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer
Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any

Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of
Title IV of ERISA.

      "Eurodollar" when used in reference
to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the LIBOR.

      "Event of Default" shall have the
meaning provided in Article 8.

      "Excluded Taxes" shall mean with
respect to the Lender or any other
recipient of any payment to be made by
or on account of any obligation of the
Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of the Lender, in which its applicable lending office is located and (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located.

      "Federal Funds Rate" shall mean, for
any day, the rate per annum (rounded upwards, if necessary, to the next 1/8th of 1%)equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers for the immediately preceding day, as published by the Federal Reserve Bank of New York;
provided that if no such rate is so published on any day, then the Federal Funds Rate for such day shall be the rate most recently published.

      "Fixed Charge Coverage Ratio" shall
mean, for any period of four consecutive fiscal quarters of the Borrower, the ratio of (a)
Consolidated EBITDA for such period less
Consolidated Income Tax Expenses to (b) the sum of Consolidated Interest Expense plus
Consolidated Current Maturities of Long Term
Debt for such period.

      "GAAP" shall mean generally accepted
accounting principles in the United States applied on a consistent basis and subject to the terms of Section 1.3.

      "Governmental Authority" shall mean
the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

      "Guarantee" of or by any Person (the
"guarantor") shall mean any obligation,
contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly and including any obligation, direct or indirect, of the guarantor (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued in support of such Indebtedness or obligation; provided, that the term "Guarantee" shall not include endorsements for collection or deposits in the ordinary course of business.
The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which the Guarantee is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof
(assuming such Person is required to perform thereunder) as determined by such Person in good faith. The term "Guarantee" used as a verb has a corresponding meaning.

      "Guarantors" shall mean FRTL, Inc.,
Florida Rock and Tank Lines, Inc., STI
Holdings, Inc., Florida Rock Properties, Inc.,
FRP Development Corp. and any future Subsidiary which is required pursuant to Section 5.10 to become a Guarantor.

      "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

      "Hedging Agreements" shall mean interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts, commodity agreements and other similar agreements or arrangements designed to protect against fluctuations in interest rates, currency values or commodity values.

      "Indebtedness" of any Person shall mean, without duplication (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of the deferred purchase price of property or services
(other than trade payables incurred in the ordinary course of business; provided, that for purposes of Section 8.1(f), trade payables overdue by more than 120 days shall be included in this definition except to the extent that any of such trade payables are being disputed in good faith and by appropriate measures),
(iv) all obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such Person, (v) all Capital Lease Obligations of such Person, (vi) all obligations, contingent or otherwise, of such Person in respect of letters of credit, acceptances or similar extensions of credit, (vii) all Guarantees of such Person of the type of Indebtedness described in clauses (i) through (vi) above,
(viii) all Indebtedness of a third party secured by any Lien on property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (ix) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any common stock of such Person, and (x) Off-Balance Sheet
Liabilities. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor.

      "Indemnified Taxes" shall mean Taxes
other than Excluded Taxes.

      "Indemnity and Contribution Agreement"
shall mean the 2012 Indemnity, Subrogation and Contribution Agreement, substantially in the form of Exhibit D, among the Borrower, the Subsidiary Loan Parties and the Lender.

      "Interest Period" shall mean with
respect to any Eurodollar Borrowing, a period of 30, 60, 90 or 180 days, as designated by Borrower in accordance with the applicable provisions of Article 2; provided, that:

      (a)       the initial Interest Period
for such Borrowing shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of another
Type) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

      (b)       if any Interest Period would
otherwise end on a day other than a Business
Day, such Interest Period shall be extended to the next succeeding Business Day;

      (c)       any Interest Period in
respect of a Eurodollar Borrowing which begins on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of such calendar month; and

      (d)       no Interest Period may extend
beyond the Commitment Termination Date.

      "Lender" shall have the meaning assigned to such term in the opening paragraph of this Agreement.

      "Letter of Credit" shall mean any standby letter of credit (or at the Lender's discretion, any documentary letter of credit) issued by the Lender pursuant to Section 2.22 hereof, as it may be modified from time to time. The term "Letter of Credit" shall not include any letters of credit issued by the Lender other than pursuant to this Agreement.

      "Letter of Credit Documents" shall mean
such applications and other agreements as the Lender may require in connection with the issuance of a Letter of Credit, as they may be modified from time to time.

      "Letter of Credit Exposure" shall mean
the aggregate Available Amount of all
outstanding Letters of Credit as to which the Lender is obligated to make Revolving Loan advances pursuant to Section 2.23.

      "Letter of Credit Notice" shall have
the meaning set forth in Section 2.23.

      "Leverage Ratio" shall mean, as of
any date of determination with respect to the Borrower, the ratio of (i) Consolidated
Total Debt as of such date to (ii)
Consolidated Total Capital as of such date.

      "LIBOR" shall mean, for any applicable
Interest Period with respect to any Eurodollar
Loan, the rate per annum (rounded upward, if necessary, to the nearest whole 1/8 of 1%) and determined pursuant to the following formula:

 LIBOR =          Base LIBOR
         -------------------------------
         100% - LIBOR Reserve Percentage


        For purposes of the foregoing, (i)
"LIBOR Reserve Percentage" means the
reserve percentage prescribed by the Board of Governors of the Federal Reserve System
(or any successor) for "Eurocurrency
Liabilities" (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by the Lender for expected changes in such reserve percentage during the applicable Interest Period; and (ii) "Base
LIBOR" means the rate per annum for United
States dollar deposits quoted by Lender (A) for the purpose of calculating effective rates of interest for Loans making reference to LIBOR, as the Inter-Bank Market
Offered Rate, with the understanding that such rate is quoted by Lender for the purpose of calculating effective rates of interest for Loans making reference thereto, on the first day of an Interest Period for delivery of funds on said date for a period of time approximately equal to the number of days in such Interest Period and in an amount approximately equal to the principal amount to which such Interest Period applies, or (B) for the purpose of calculating effective rates of interest for Loans making reference to the Daily
One Month LIBOR Rate, as the Inter-Bank
Market Offered Rate in effect from time
to time for delivery of funds for one
(1) month in amounts approximately
equal to the principal amount of such
Loans.  Borrower understands and agrees
that Lender may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as Lender in its discretion deems appropriate including, but not limited to, the rate offered for U.S. dollar deposits on the London Inter-
Bank Market.

      "Lien" shall mean any mortgage,
pledge, security interest, lien (statutory or otherwise), charge, encumbrance, hypothecation, assignment, deposit arrangement, or other arrangement having the practical effect of the foregoing or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having the same economic effect as any of the foregoing).

      "Loan Documents" shall mean,
collectively, this Agreement, the Revolving
Credit Note, the Term Notes, all Notices of
Borrowing, all Letter of Credit Notices, all Letter of Credit Documents, the Subsidiary Guarantee Agreement, the Indemnity and Contribution Agreement, and any and all other instruments, agreements, documents and writings executed in connection with any of the foregoing, as they may be modified from time to time.

      "Loan Parties" shall mean the Borrower
and the Subsidiary Loan Parties.

      "Loans" shall mean Base Rate Loans,
Daily One Month LIBOR Loans, Eurodollar Loans and/or LOC Loans, or any of them, as the context shall require.

      "LOC Fee Payment Date" shall mean the
last day of each March, June, September and December and on the Commitment Termination
Date.

      "LOC Loan" shall have the meaning
set forth in Section 2.23.

      "Material Adverse Effect" shall mean,
with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether individually or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences whether or not related, a material adverse change in, or a material adverse effect on, (i) the business, results of operations, financial condition, assets, liabilities or prospects of the Borrower and of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Loan Parties to perform any of their respective obligations under the Loan Documents, (iii) the rights and remedies of the Lender under any of the Loan Documents or (iv) the legality, validity or enforceability of any of the Loan Documents.

      "Material Contract" shall mean (a)
any contract or other agreement, written or oral, of the Borrower or any of its Subsidiaries involving monetary liability of or to any such Person in an amount in excess of $1,000,000.00 in the aggregate and (b) any other contract, agreement, permit or license, written or oral, of the Borrower or any of its Subsidiaries the failure to comply with which could reasonably be expected to have a Material
Adverse Effect.

      "Material Indebtedness" shall mean
Indebtedness (other than the Loans) or
obligations in respect of one or more
Hedging Agreements, of any one or more
of the Borrower and the Subsidiaries in
an aggregate principal amount exceeding
$3,500,000.00.  For purposes of
determining Material Indebtedness, the
"principal amount" of the obligations
of the Borrower or any Subsidiary in
respect to any Hedging Agreement at any
time shall be the maximum aggregate
amount (giving effect to any netting
agreements) that the Borrower or such
Subsidiary would be required to pay if
such Hedging Agreement were terminated
at such time.

      "Material Subsidiary" shall mean
at any time any direct or indirect
Subsidiary of the Borrower having: (a)
assets in an amount equal to at least
five percent (5%) of the total assets of the Borrower and its Subsidiaries determined on a consolidated basis as of the last day of the most recent fiscal quarter of the Borrower at such time;
or (b) revenues or net income (losses) in an amount equal to at least ten percent
(10%) of the total revenues or net income
(losses) of the Borrower and its
Subsidiaries on a consolidated basis
for the 12-month period ending on the
last day of the most recent fiscal quarter of the Borrower at such time.

      "Moody's" shall mean Moody's
Investors Service, Inc.

      "Multiemployer Plan" shall have
the meaning set forth in Section 4001(a)
(3) of ERISA.

      "Notices of Borrowing" shall mean
a Notice of Revolving Borrowing and/or a Notice of Term Borrowing.

      "Notice of Revolving Borrowing"
shall have the meaning set forth in Section
2.3.

      "Notice of Term Borrowing" shall
have the meaning set forth in Section 2.5.

      "Notice of Conversion/Continuation"
shall mean the notice given by the Borrower to the Lender in respect of the conversion or continuation of an outstanding Borrowing as provided in Section 2.7(b) hereof.

      "Obligations" shall mean all amounts
owing by the Borrower to the Lender pursuant to or in connection with this Agreement, any other Loan Document or any Bank Products, including without limitation, all principal, interest (including any interest accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), all reimbursement obligations under the
Letter of Credit Documents, fees,
expenses, indemnification and reimbursement payments, costs and expenses (including all reasonable fees and expenses of counsel to the Lender incurred pursuant to this Agreement or any other Loan Document), whether direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising hereunder or thereunder, together with all renewals, extensions, modifications or refinancings thereof.

      "Off-Balance Sheet Liabilities" of
any Person shall mean (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability of such Person under any sale and leaseback transactions which do not create a liability on the balance sheet of such Person, (iii) any liability of such Person under any so-called
"synthetic" lease transaction or (iv)
any obligation arising with respect to
any other transaction which is the
functional equivalent of or takes the
place of borrowing but which does not
constitute a liability on the balance
sheet of such Person.

      "Other Taxes" shall mean any and
all present or future stamp or
documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

      "Participant" shall have the
meaning set forth in Section 10.4(b).

      "Payment Office" shall mean the
office of the Lender located at One
Independent Drive, 25th Floor,
Jacksonville, Florida 32202, or such
other location as to which the Lender
shall have given written notice to
the Borrower.

      "PBGC" shall mean the Pension
Benefit Guaranty Corporation referred
to and defined in ERISA, and any
successor entity performing similar
functions.

      "Permitted Encumbrances" shall
mean

      (a)       Liens imposed by law
for taxes not yet delinquent or which
are being contested in good faith by
appropriate proceedings and with
respect to which adequate reserves
are being maintained in accordance
with GAAP;

      (b)       statutory Liens of
landlords and Liens of carriers,
warehousemen, mechanics, materialmen
and other Liens imposed by law
created in the ordinary course of
business for amounts not yet due or
which are being contested in good
faith by appropriate proceedings and
with respect to which adequate
reserves are being maintained in
accordance with GAAP;

      (c)       pledges and deposits
made in the ordinary course of business
in compliance with workers'
compensation, unemployment insurance
and other social security laws or
regulations;

      (d)       deposits to secure
the performance of bids, trade
contracts, leases, statutory
obligations, surety and appeal bonds,
performance bonds and other
obligations of a like nature, in
each case in the ordinary course
of business;

      (e)       judgment and
attachment Liens not giving rise to
an Event of Default or Liens
created by or existing from any
litigation or legal proceeding that
are currently being contested in
good faith by appropriate proceedings
and with respect to which adequate
reserves are being
maintained in accordance with GAAP;

      (f)       easements, zoning
restrictions, rights-of-way and similar
encumbrances on real property imposed
by law or arising in the ordinary
course of business that do not secure
any monetary obligations and do not
materially detract from the value of
the affected property or materially
interfere with the ordinary conduct
of business of the Borrower and its
Subsidiaries taken as a whole; and

      (g)       Liens arising under
ERISA which could not reasonably be
expected to have a Material Adverse
Effect; provided, that the term
"Permitted Encumbrances" shall not
include any Lien securing Indebtedness.

      "Permitted Investments" shall
mean:

      (a)       direct obligations of,
or obligations the principal of and
interest on which are unconditionally
guaranteed by, the United States (or
by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof;

      (b)       commercial paper
having the highest rating, at the time
of acquisition thereof, of S&P or Moody's and in either case maturing within six months from the date of acquisition thereof;

      (c)       certificates of deposit,
bankers' acceptances and time deposits
maturing within 180 days of the date of
acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000.00;

      (d)       fully collateralized
repurchase agreements with a term of
not more than 30 days for securities
described in clause (i) above and
entered into with a financial
institution satisfying the criteria
described in clause (iii) above;

      (e)       investments in money
market mutual funds that are
registered with the SEC and
subject to Rule 2a-7 of  the
Investment Company Act of 1940 and
have a net asset value of $1.00;

      (f)       municipal obligations
issued by  any state of the United
States of America or any municipality
or other  political  subdivision of
any such state rated at least AAA by
S&P, Aaa by

Moody's or AAA by Fitch
at the time of purchase; in each case
maturing within one year from
the date of acquisition thereof;

      (g)       fixed income mutual
funds that provide next day liquidity
and have a duration of one year or less;
and

      (h)       with respect to the
investments of captive loss funds,
investments in accordance with the
investment policy set forth on Annex I.

      "Permitted Subordinated Debt"
shall mean any Indebtedness of the
Borrower or any Subsidiary (i) that is
expressly subordinated to the
Obligations on terms reasonably
satisfactory to the Lender, and (ii)
that is evidenced by an indenture or
other similar agreement that is in a
form reasonably satisfactory to the
Lender.

      "Person" shall mean any
individual, partnership, firm,
corporation, association, joint
venture, limited liability company,
trust or other entity, or any
Governmental Authority.

      "Plan" means any employee
pension benefit plan (other than a
Multiemployer Plan) subject to the
provisions of Title IV of ERISA or
Section 412 of the Code or Section
302 of ERISA, and in respect of
which the Borrower or any ERISA
Affiliate is (or, if such plan were
terminated, would under Section
4069 of ERISA be deemed to be) an
"employer" as defined in Section
3(5) of ERISA.

      "Regulation D" shall mean
Regulation D of the Board of
Governors of the Federal Reserve
System, as the same may be in
effect from time to time, and any
successor regulations.

      "Related Parties" shall mean,
with respect to any specified Person,
such Person's Affiliates and the
respective directors, officers,
employees, agents and advisors of
such Person and such Person's
Affiliates.

      "Release" means any release,
spill, emission, leaking, dumping,
injection, pouring, deposit,
disposal, discharge, dispersal,
leaching or migration into the
environment (including ambient air,
surface water, groundwater, land
surface or subsurface strata) or
within any building, structure,
facility or fixture.

      "Responsible Officer" shall
mean any of the president, the
chief executive officer, the
chief operating officer, the chief
financial officer, the treasurer or
a vice president of the
Borrower or such other representative
of the Borrower as may be designated
in writing by any one of the foregoing
with the consent of the Lender; and,
with respect to the financial covenants
only, the chief financial officer or
the treasurer of the Borrower.

      "Restricted Payment" shall have
the meaning set forth in Section 7.5.

      "Revolving Commitment" shall mean
the obligation of the Lender to make
Revolving
Loans to or for the account of the
Borrower in an aggregate principal
amount not exceeding $40,000,000.

      "Revolving Credit Exposure" shall
mean, at any time, the sum of the
outstanding principal amount of
Revolving Loan plus the Letter of
Credit Exposure.

      "Revolving Credit Note" shall
mean a promissory note of the Borrower
payable to the order of the Lender
in the principal amount of the
Revolving Commitment, in substantially
the form of Exhibit A, as it may be
modified from time to time.

      "Revolving Loan" shall mean a
loan made by the Lender to the Borrower
under its Revolving Commitment, which
may either be a Daily One Month LIBOR
Loan or a Eurodollar Loan.

      "S&P" shall mean Standard & Poor's.

      "SPE Subsidiary" shall mean a
special purpose Subsidiary of the
Borrower established solely for the
purpose of owning a parcel of real
property for permanent financing purposes.

      "Subordinated Debt Documents" shall
mean any indenture, agreement or similar instrument governing any Permitted
Subordinated Debt.

      "Subsidiary" shall mean, with
respect to any Person (the "parent"),
any corporation, partnership, joint
venture, limited liability company,
association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, partnership, joint venture, limited liability company, association or other entity (i) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power, or in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held, or (ii) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise indicated, all references to "Subsidiary" hereunder shall mean a Subsidiary of the Borrower.

      "Subsidiary Guarantee Agreement"
shall mean the Subsidiary Guarantee
Agreement, substantially in the form
of Exhibit C attached hereto, made
by the Subsidiary Loan Parties in
favor of the Lender.

      "Subsidiary Loan Party" shall
mean any Subsidiary that is not a
Foreign Subsidiary or a SPE Subsidiary.

      "Taxes" shall mean any and all
present or future taxes, levies,
imposts, duties, deductions,
charges or withholdings imposed by
any Governmental Authority.

      "Term Commitment" shall mean the
obligation of the Lender to make Term
Loans to or for the account of the
Borrower in an aggregate principal
amount not exceeding $15,000,000.

      "Term Note" shall mean a
promissory note of the Borrower
payable to the order of the Lender,
in substantially the form of Exhibit
B, as it may be modified from time
to time.

      "Term Loan" shall mean a loan
made by the Lender to the Borrower
under its Term Commitment, which may
either be a Daily One Month LIBOR
Loan or a Eurodollar Loan.

      "Type," when used in reference
to a Loan or Borrowing, refers to
whether the rate of interest on such
Loan, or on the Loans comprising such
Borrowing, is determined by reference to the LIBOR or the Base Rate.

      "Withdrawal Liability" shall mean
liability to a Multiemployer Plan as a
result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle
E of Title IV of ERISA.

      Section 1.2       Classifications
of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g. a "Eurodollar
Loan" or "Base Rate Loan" or "Daily One
Month LIBOR Loan"). Borrowings also may be classified and referred to by Type
(e.g. "Eurodollar Borrowing").

      Section 1.3       Accounting
Terms and Determination. Unless otherwise defined or specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP as in effect from time to time, applied on a basis consistent (except for such changes approved by the Borrower's independent public accountants) with the most recent audited consolidated financial statement of the
Borrower delivered pursuant to Section
5.1(a); provided, that if the Borrower
notifies the Lender that the Borrower wishes to amend any covenant in Article 6 to eliminate the effect of any change in GAAP on the operation of such covenant
(or if the Lender notifies the Borrower
that the Lender wishes to amend Article 6 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Lender.

      Section 1.4       Terms Generally.
The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall".
In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the word "to" means "to but excluding".
Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as it was originally executed or as it may from time to time be amended, supplemented or otherwise modified
(subject to any restrictions on such
amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and permitted assigns, (iii) the words "hereof", "herein" and "hereunder" and words of similar import shall be construed to refer to this Agreement as a whole and not to any particular provision hereof, (iv) all references to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles, Sections, Exhibits and
Schedules to this

Agreement and (v) all references to a
specific time shall be construed to refer to the time in the city and state of the Lender's principal office, unless otherwise indicated.

              ARTICLE 2

AMOUNT AND TERMS OF THE COMMITMENTS

      Section 2.1       General Description
 of Facility. Subject to and upon the terms and conditions herein set forth, (i) the Lender hereby establishes in favor of the Borrower a revolving credit facility pursuant to which the Lender agrees (up to the Revolving Commitment) to make Revolving
Loans to the Borrower in accordance with
Section 2.2, (ii) the Lender hereby establishes in favor of the Borrower a term credit facility pursuant to which the Lender agrees (up to the Term Commitment) to make Term Loans to the Borrower in accordance with Section
2.4, and (iii) the Lender agrees to issue
Letters of Credit in accordance with Section
2.22 hereof; provided, that in no event shall the aggregate principal amount of all outstanding Revolving Loans plus the aggregate Available Amounts of all outstanding Letters of Credit exceed at any time the Revolving Commitment from time to time in effect.

      Section 2.2       Revolving Loans.
Subject to the terms and conditions set forth herein, the Lender agrees to make Revolving
Loans to or for the account of the Borrower, from time to time during the Availability
Period, in an aggregate principal amount outstanding at any time that will not result in the Lender's Revolving Credit Exposure exceeding the Revolving Commitment. During the Availability Period, the Borrower shall be entitled to borrow, prepay and reborrow
Revolving Loans in accordance with the
terms and conditions of this Agreement;
provided, that the Borrower may not borrow or reborrow should there exist a Default or Event of Default.

      Section 2.3       Procedure for
Revolving Loan Borrowings. The Borrower shall give the Lender written notice (or telephonic notice promptly confirmed in writing) of each Revolving Loan Borrowing substantially in the form of Exhibit 2.3 attached hereto (a "Notice of Revolving Borrowing") (x) prior to 11:00 a.m. one (1) Business Day prior to the requested date of each Daily One Month LIBOR
Borrowing, and (y) prior to 11:00 a.m. three
(3) Business Days prior to the requested date of each Eurodollar Borrowing. Each Notice of
Revolving Borrowing shall be irrevocable and shall specify: (i) the aggregate principal amount of such Borrowing, (ii) the date of such Borrowing (which shall be a Business
Day), (iii) the Type of such Loan
comprising such Borrowing, and (iv) in the case of a Eurodollar Borrowing, the duration of the initial Interest Period applicable thereto (subject to the provisions of the definition of Interest Period). Each
Revolving Loan Borrowing shall consist
entirely of Daily One Month LIBOR Loans
or Eurodollar Loans, as the Borrower may request. The aggregate principal amount of each Eurodollar Borrowing and each Daily
One Month LIBOR Borrowing shall be not less than $100,000.00 or a larger multiple of $50,000.00. At no time shall the total number of outstanding Revolving Loan
Borrowings which consist of Eurodollar
Borrowings exceed seven (7).  If
Borrower subscribes to Bank's cash
management services and such services
are applicable to the Revolving Loans,
the terms of such service shall control
the manner in which funds are transferred between the applicable demand deposit account and the Revolving Loan for credit or debit to the Revolving Loan.

      Section 2.4       Term Loan
Commitment..  Subject to the terms and
conditions set forth herein, the Lender
agrees to make Term Loans to the Borrower, from time to time from the Closing Date to the Commitment Termination Date, in an aggregate principal amount outstanding at any time not to exceed the Term
Commitment. Each Term Loan shall be in a principal amount of not less than $1,000,000 or a larger multiple of $500,000. The Borrower shall be entitled to borrow, repay and reborrow Term Loans in accordance with the terms and conditions of this Agreement, provided that in no event shall the aggregate principal amount of all outstanding Term Loans exceed at any time the Term Commitment.

      Section 2.5       Procedure for Term
Borrowing.. The Borrower shall give the Lender written notice (or telephonic notice promptly confirmed in writing) of each Term Loan substantially in the form of Exhibit 2.5 attached hereto (a
"Notice of Term Borrowing") (x) prior
to 11:00 a.m. one (1) Business Day
prior to the requested date of each Daily
One Month LIBOR Borrowing, and (y) prior to 11:00 a.m. three (3) Business Days prior to the requested date of each Eurodollar Borrowing. Each Notice of
Term Borrowing shall be irrevocable and
shall specify: (i) the aggregate
principal amount of such Borrowing,
(ii) the date of such Borrowing (which
shall be a Business Day), (iii) the
Type of Loan comprising such Borrowing
and (iv) in the case of a Eurodollar
Borrowing, the duration of the initial
Interest Period applicable thereto
(subject to the provisions of the
definition of Interest Period).  Each
Term Loan Borrowing shall consist entirely of Daily One Month LIBOR Loans or
Eurodollar Loans, as the Borrower may
request. The aggregate principal amount of each Eurodollar Borrowing and each Daily One Month LIBOR Borrowing shall be not less than $100,000.00 or a larger multiple of $50,000.00. At no time shall the total number of outstanding Term Loan Borrowings which consist of Eurodollar Borrowings exceed three (3).

      Section 2.6       Funding of
Borrowings.  The Lender will make
available each Loan to be made by it
hereunder on the proposed date thereof
by crediting the amount of such Loan,
in immediately available funds, by the
close of business on such proposed date, to an account maintained by the Borrower with the Lender or at the Borrower's option, by effecting a wire transfer of such amounts to an account designated by the Borrower to the Lender.

      Section 2.7       Interest Elections.

            (a) Each Borrowing initially
shall be of the Type specified in the
applicable Notice of Borrowing, and in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Notice of Borrowing.
Thereafter, the Borrower may elect to convert such Borrowing into a different Type or to continue such Borrowing, and in the case of a Eurodollar Borrowing, may elect
Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

            (b) To make an election pursuant
to this Section, the Borrower shall give the Lender prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing (a "Notice of Conversion/
Continuation") that is to be converted or continued, as the case may be, (x) prior to 10:00 a.m. one (1) Business Day prior to the requested date of a conversion into a Daily
One Month LIBOR Borrowing, and (y) prior to
11:00 a.m. three (3)

Business Days prior to a continuation of or conversion into a Eurodollar Borrowing.
Each such Notice of Conversion/Continuation shall be irrevocable and shall specify (i) the Borrowing to which such Notice of Continuation/Conversion applies and if different options are being elected with respect to different portions thereof, the portions thereof that are to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) shall be specified for each resulting Borrowing);
(ii) the effective date of the election made pursuant to such Notice of Continuation/
Conversion, which shall be a Business Day,
(iii) whether the resulting Borrowing is to be a Daily One Month LIBOR Borrowing or a Eurodollar Borrowing; and (iv) if the resulting Borrowing is to be a Eurodollar
Borrowing, the Interest Period applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of "Interest Period." If any such Notice of Continuation/Conversion requests a Eurodollar Borrowing but does not specify an Interest Period, the Borrower shall be deemed to have selected an Interest Period of one month. The principal amount of any resulting Borrowing shall satisfy the minimum borrowing amount for Eurodollar Borrowings and Daily One Month LIBOR Borrowings set forth in Section 2.3 and Section 2.5, as applicable.

            (c) If, on the expiration of
any Interest Period in respect of any
Eurodollar Borrowing, the Borrower shall have failed to deliver a Notice of Conversion/Continuation, then, unless such Borrowing is repaid as provided herein, the Borrower shall be deemed to have elected to convert such Borrowing to a Daily One Month LIBOR
Borrowing. No Borrowing may be converted into, or continued as, a Eurodollar Borrowing if a Default or an Event of Default exists, unless the Lender shall have otherwise consented in writing. No conversion of any Eurodollar Loans shall be permitted except on the last day of the Interest
Period in respect thereof. Any Borrowing for which the Borrower has not made an election, including Borrowings made on the Borrower's behalf pursuant to Section
2.23(b), shall be a Daily One Month LIBOR
Borrowing.

      Section 2.8       Optional Reduction
and Termination of Commitments.

            (a) Unless previously terminated,
the Revolving Commitment and the Term
Commitment shall terminate on the Commitment
Termination Date.

            (b) Upon at least three (3)
Business Days prior written notice (or
telephonic notice promptly confirmed in
writing) to the Lender (which notice shall be irrevocable), the Borrower may reduce the Revolving Commitment in part or terminate the Revolving Commitment in whole; provided, that (i) any partial reduction pursuant to this
Section 2.8 shall be in an amount of at least
$1,000,000.00 and any larger multiple of $500,000.00, and (ii) no such reduction shall be permitted which would reduce the Revolving
Commitment to an amount less than the
outstanding Revolving Credit Exposure of the Lender.

      Section 2.9       Repayment of Loans.
The outstanding principal amount of all
Revolving Loans and all Term Loan shall
be due and payable (together with accrued and unpaid interest thereon) on the Commitment
Termination Date.

      Section 2.10      Evidence of
Indebtedness.

            (a) The Lender shall maintain
in accordance with its usual practice
appropriate records evidencing the
indebtedness of the Borrower to the Lender resulting from each Loan made by the Lender from time to time, including (i) the amounts of principal and interest payable thereon and paid to the Lender from time to time under this Agreement, (ii) the Revolving
Commitment of the Lender, (iii) the amount of each Loan made hereunder by the Lender, the Type thereof and the Interest Period applicable thereto, (iv) the date of each continuation thereof pursuant to Section
2.7, (v) the date of each conversion of
all or a portion thereof to another Type pursuant to Section 2.7, (vi) the date and amount of any principal or interest due and payable or to become due and payable from the Borrower to the Lender hereunder in respect of such Loans,
(vii) the date, stated amount, Available
Amount and expiration or termination of each outstanding Letter of Credit, and (viii) both the date and amount of any sum received by the Lender hereunder from the Borrower in respect of the Loans. The entries made in such records shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, that the failure or delay of the Lender in maintaining or making entries into any such record or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans (both principal and unpaid accrued interest) in accordance with the terms of this Agreement.

            (b) The Borrower agrees
that it will execute and deliver to
the Lender a Revolving Credit Note,
payable to the order of the Lender.
Prior to the funding of each Term
Loan, the Borrower agrees to execute
and deliver to the Lender a Term Note
evidencing each Term Loan Borrowing,
payable to the order of the Lender.

      Section 2.11      Optional
Prepayments.  The Borrower shall have
the right at any time and from time
to time to prepay any Borrowing, in
whole or in part, without premium or
penalty, by giving irrevocable written
notice (or telephonic notice promptly
confirmed in writing) to the Lender
no later than (i) in the case of
prepayment of any Eurodollar
Borrowing, 11:00 a.m. not less than
three (3) Business Days prior to any
such prepayment and (ii) in the case
of any prepayment of any Daily One
Month LIBOR Borrowing, not less than
one (1) Business Day prior to the
date of such prepayment; provided,
however, that any prepayment of
Eurodollar Borrowings shall be in a
minimum amount of $1,000,000.00 and
any larger multiple of $500,000.00
and any prepayment of Daily One Month
LIBOR Borrowings shall be in a
minimum amount of $500,000.00 and
larger multiples of $100,000.00.
Each such notice shall be irrevocable
and shall specify the proposed date
of such prepayment and the principal
amount of each Borrowing or portion
thereof to be prepaid.  If such notice
is given, the aggregate amount specified in such notice shall be due and payable on the date designated in such notice, together with accrued interest to such date on the amount so prepaid in accordance with Section 2.12(c);
provided, that if a Eurodollar Borrowing is prepaid on a date other than the last day of an Interest Period applicable thereto, the Borrower shall also pay all amounts required pursuant to
Section 2.18.  Each partial prepayment
of any Loan shall be in an amount that
would be permitted in the case of an
advance of a Revolving Borrowing of the
same Type pursuant to Section 2.3. Each
prepayment of a Borrowing shall be applied ratably to the Loans comprising such Borrowing.

      Section 2.12      Interest on Loans.

            (a) The Borrower shall pay
interest (i) on each Daily One Month LIBOR
Loan at the Daily One Month LIBOR rate in effect from time to time, plus the Applicable
Margin in effect from time to time, and
(ii) on each Eurodollar Loan at LIBOR for the applicable Interest Period in effect for such Loan, plus the Applicable

Margin in effect from time to time. In the event that any Loans shall from time to time be Base Rate Loans, the Borrower shall pay interest on each Base Rate Loan at the Base Rate in effect from time to time, plus the Applicable Margin in effect from time to time.

            (b) While an Event of Default
exists or after acceleration, at the
option of the Lender, the Borrower shall pay interest ("Default Interest") with respect to all Eurodollar Loans at the rate otherwise applicable for the then-current Interest Period plus an additional 2% per annum until the last day of such Interest Period, and thereafter, and with respect to all Base
Rate Loans, all Daily One Month LIBOR
Loans, and all other Obligations
hereunder (other than Loans), at an
all-in rate in effect for Base Rate
Loans, plus an additional 2% per annum.

            (c) Interest on the principal
amount of all Loans shall accrue from and including the date such Loans are made to but excluding the date of any repayment thereof. Interest on all outstanding Daily
One Month LIBOR Loans and Base Rate Loans shall be payable quarterly in arrears on the last day of each March, June, September and December and on the Commitment
Termination Date. Interest on all
outstanding Eurodollar Loans shall be
payable on the last day of each Interest
Period applicable thereto, and, in the
case of any Eurodollar Loans having an
Interest Period in excess of 90 days,
on each day which occurs every 90 days
after the initial date of such Interest
Period, and on the Commitment Termination
Date.  Interest on any Loan which is
converted into a Loan of another Type or which is repaid or prepaid shall be payable on the date of such conversion or on the date of any such repayment or prepayment (on the amount repaid or prepaid) thereof. All Default Interest shall be payable on demand.

            (d) The Lender shall determine
each interest rate applicable to the Loans hereunder and shall promptly notify the Borrower of such rate in writing (or by telephone, promptly confirmed in writing).
Any such determination shall be conclusive and binding for all purposes, absent manifest error.

      Section 2.13      Fees.

            (a) Intentionally omitted.

            (b) Commitment Fee.  The
Borrower agrees to pay to the Lender a
commitment fee, which shall accrue at
the Applicable Margin (determined daily) on the daily amount of the unused Revolving
Loan portion of the Revolving Commitment of the Lender during the Availability
Period; provided, that if the Lender
continues to have any Revolving
Credit Exposure after the Commitment
Termination Date, then the commitment
fee shall continue to accrue on the
amount of the Lender's unused Revolving
Loan portion of the Revolving Commitment from and after the Commitment Termination
Date to the date that all of
the Lender's Revolving Credit Exposure
has been paid in full. Accrued commitment fees shall be payable quarterly, in arrears on the last day of each March, June, September and December of each year and on the Commitment Termination Date, commencing on the first such date after the Closing
Date; provided further, that any commitment fees accruing after the Commitment
Termination Date shall be payable on demand.
For purposes of computing commitment fees with respect to the Revolving Commitment, the Revolving Commitment shall be deemed used to the extent of the outstanding
Revolving Loans.

            (c) Upfront Fee.  The Borrower
shall pay to the Lender a one-time upfront fee equal to $41,250. The upfront fee shall be due and payable on the Closing Date.

            (d) Letter of Credit Fee.  On
each LOC Fee Payment Date, the Borrower
shall pay, in arrears, to the Lender, a
Letter of Credit fee for each Letter of
Credit equal to (i) the average daily
outstanding Available Amount of such
Letter of Credit since the most recent
LOC Fee Payment Date (or the date of
issuance if later) times (ii) the
Applicable Margin for LIBOR on a per
annum basis.  In addition to the
foregoing Letter of Credit fees, the
Lender may charge for its own account,
fees for drawings, transfers, amendments and other fees and charges as may be required under the Letter of Credit
Documents.

      Section 2.14      Computation of
Interest and Fees.  All computations of
interest and fees hereunder shall be
made on the basis of a year of 360 days
for the actual number of days (including the first day but excluding the last day) occurring in the period for which
such interest or fees are payable (to
the extent computed on the basis of
days elapsed) except that Letter of
Credit Fees shall be calculated in
accordance with the Letter of Credit
Documents. Each determination by the
Lender of an interest amount or fee
hereunder shall be made in good faith
and, except for manifest error, shall
be final, conclusive and binding for
all purposes.

      Section 2.15      Inability to
Determine Interest Rates.  If prior to
the commencement of any Interest Period
for any Eurodollar Borrowing,

            (a) the Lender shall have
determined (which determination shall
be conclusive and binding upon the
Borrower) that, by reason of
circumstances affecting the relevant
interbank market, adequate means do
not exist for ascertaining LIBOR for
such Interest Period, or

            (b) the Lender shall have
determined that the LIBOR does not
adequately and fairly reflect the cost
to the Lender of making, funding or
maintaining the Eurodollar Loans
for such Interest Period, the Lender
shall give written notice (or telephonic notice, promptly confirmed in writing) to the Borrower as soon as practicable thereafter. In the case of Eurodollar
Loans and Daily One Month LIBOR Loans,
until the Lender shall notify the
Borrower that the circumstances giving
rise to such notice no longer exist, (i) the obligations of the Lender to make
Eurodollar Loans or Daily One Month LIBOR
Loans or to continue or convert outstanding
Loans as or into Eurodollar Loans or Daily
One Month LIBOR Loans shall be suspended and (ii) all such affected Daily One Month
LIBOR Loans shall be immediately converted into Base Rate Loans and all such affect
Eurodollar Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto unless the Borrower prepays such Loans in accordance with this Agreement.
Unless the Borrower notifies the Lender
at least one (1) Business Day before the date of any Eurodollar Revolving
Borrowing for which a Notice of Revolving
Borrowing has previously been given that it elects not to borrow on such date, then such Revolving Borrowing shall be made as a Base Rate Borrowing.

      Section 2.16      Illegality.  If
any Change in Law shall make it unlawful or impossible for the Lender to make, maintain or fund any Eurodollar Loan, the Lender shall promptly give notice thereof to the Borrower, whereupon until the Lender notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of the Lender to make Eurodollar Loans or Daily One Month
LIBOR Loans, or to continue or convert
outstanding Loans as or into Eurodollar
Loans or Daily One Month LIBOR Loans,
shall be suspended.  In the case of the
making of a Eurodollar Borrowing, such
Eurodollar Borrowing shall be made as a
Base Rate Loan as part of the same
Borrowing for the same Interest Period
and if the affected Eurodollar Loan is
then outstanding, such Loan shall be
converted to a Base Rate Loan either
(i) on the last day of the then current
Interest Period applicable to such
Eurodollar Loan if the Lender may
lawfully continue to maintain such
Loan to such date or (ii) immediately
if the Lender shall determine that it
may not lawfully continue to maintain
such Eurodollar Loan to such date.
Requests for Base Rate Borrowings shall
be made prior to 11:00 a.m. one (1)
Business Day prior to the requested
date of each Base Rate Borrowing.

      Section 2.17      Increased Costs.

            (a) If any Change in Law
shall:

                  (i)   impose, modify
or deem applicable any reserve, special
deposit, capital adequacy or similar
requirement that is not otherwise included in the determination of LIBOR hereunder against assets of, deposits with or for the account of, or credit extended by, the Lender; or
                  (ii)  impose on the
Lender or the Eurodollar interbank
market any other condition affecting
this Agreement or any Eurodollar Loans
made by the Lender; and the result of
the foregoing is to increase the cost to the Lender of making, converting into, continuing or maintaining a Eurodollar
Loan or to reduce the amount received or receivable by the Lender hereunder
(whether of principal, interest or any
other amount), then the Borrower
shall promptly pay, upon written notice
from and demand by the Lender on the
Borrower, to the Lender, within five
(5) Business Days after the date of
such notice and demand, additional
amount or amounts sufficient to
compensate the Lender for such additional costs incurred or reduction suffered.

            (b) If the Lender shall have
determined that on or after the date of
this Agreement any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on the Lender's capital (or on the capital of the Lender's parent corporation) as a consequence of its obligations hereunder to a level below that which the Lender or the Lender's parent corporation could have achieved but for such Change in Law
(taking into consideration the Lender's
policies or the policies of the Lender's parent corporation with respect to capital adequacy) then, from time to time, within five (5) Business Days after receipt by the Borrower of written demand by the Lender, the Borrower shall pay to the Lender such additional amounts as will compensate the Lender or the Lender's parent corporation for any such reduction suffered.

            (c) A certificate of the
Lender setting forth the amount or
amounts necessary to compensate the Lender or the Lender's parent corporation, as the case may be, specified in paragraph (a) or
(b) of this Section shall be delivered to the Borrower and shall be conclusive, absent manifest error. The Borrower shall pay any the Lender such amount or amounts within 10 days after receipt thereof.

            (d) Failure or delay on the
part of the Lender to demand compensation pursuant to this Section shall not constitute a waiver of the Lender's right to demand such compensation.

      Section 2.18      Funding Indemnity.
In the event of (a) the payment of any
principal of a Eurodollar Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion or continuation of a
Eurodollar Loan other than on the last
day of the Interest Period applicable
thereto or (c) the failure by the
Borrower to borrow, prepay, convert or
continue any Eurodollar Loan on the date specified in any applicable notice
(regardless of whether such notice is
withdrawn or revoked), in any such
event, the Borrower shall compensate
the Lender, within five (5) Business
Days after written demand from the
Lender, for any loss, cost or expense
attributable to such event. In the case
of a Eurodollar Loan, such loss, cost or expense shall be deemed to include an amount determined by the Lender to be the excess, if any, of (A) the amount of interest that would have accrued on the principal amount of such Eurodollar Loan if such event had not occurred at LIBOR applicable to such Eurodollar Loan for the period from the date of such event to the last day of the then current Interest
Period therefor (or in the case of a
failure to borrow, convert or continue,
for the period that would have been the
Interest Period for such Eurodollar Loan) over (B) the amount of interest that would accrue on the principal amount of such Eurodollar Loan for the same period if LIBOR were set on the date such Eurodollar
Loan was prepaid or converted or the date on which the Borrower failed to borrow, convert or continue such Eurodollar Loan.
A certificate as to any additional
amount payable under this Section 2.18
submitted to the Borrower by the Lender
shall be conclusive, absent manifest error.

      Section 2.19      Taxes.

            (a) Any and all payments by or
on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified
Taxes or Other Taxes; provided, that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Lender shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental
Authority in accordance with applicable law.

            (b) In addition, the Borrower
shall pay any Other Taxes to the relevant
Governmental Authority in accordance with applicable law.

            (c) The Borrower shall indemnify
the Lender, within five (5) Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other
Taxes paid
by the Lender on or with respect to any
payment by or on account of any obligation of the Borrower hereunder (including
Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.
A certificate as to the amount of such
payment or liability delivered to the
Borrower by the Lender shall be
conclusive absent manifest error.

            (d) As soon as practicable
after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Lender.

      Section 2.20      Payments Generally.

            (a) The Borrower shall make
each payment required to be made by it
hereunder (whether of principal, interest, fees, or of amounts payable under Section
2.17, Section 2.18 or Section 2.19, or
otherwise) prior to 11:00 a.m.,
Jacksonville, Florida time, on the
date when due, in immediately available
funds, without set-off or counterclaim.
Any amounts received after such time on
any date may, in the discretion of the
Lender, be deemed to have been received
on the next succeeding Business Day for
purposes of calculating interest thereon.
All such payments shall be made to the
Lender at the Payment Office.  If any
payment hereunder shall be due on a day
that is not a Business Day, the date
for payment shall be extended to the
next succeeding Business Day, and, in
the case of any payment accruing
interest, interest thereon shall be
made payable for the period of such
extension.  All payments hereunder
shall be made in Dollars.

            (b) If at any time
insufficient funds are received by
and available to the Lender to pay
fully all amounts of principal,
interest and fees then due hereunder,
such funds shall be applied (i) first,
towards payment of interest and fees
then due hereunder, ratably among
the parties entitled thereto in
accordance with the amounts of
interest and fees then due to such
parties, and (ii) second, towards
payment of principal then due
hereunder, ratably among the
parties entitled thereto in accordance
with the amounts of principal then
due to such parties.

      Section 2.21      Mitigation of
Obligations.  If the Lender requests
compensation under Section 2.17, or
if the Borrower is required to pay
any additional amount to the Lender
or any Governmental Authority for the
account of the Lender pursuant to
Section 2.19, then the Lender shall
use reasonable efforts to designate
a different lending office for
funding or booking its Loans hereunder
or to assign its rights and obligations
hereunder to another of its offices,
branches or affiliates, if, in the
sole judgment of the Lender, such
designation or assignment (i)
would eliminate or reduce amounts
payable under Section 2.17 or
Section 2.19, as the case may
be, in the future and (ii) would
not subject the Lender to any
unreimbursed cost or expense and
would not otherwise be disadvantageous
to the Lender.  The Borrower hereby
agrees to pay all costs and expenses
incurred by the Lender in connection
with such designation or assignment.

      Section 2.22      Letter of
Credit Commitment.  Subject to the
terms and conditions set forth herein
and provided no Default exists, the
Lender agrees to issue Letters of
Credit from time to time during the
Availability Period; provided,
however, that (a) no Letter of
Credit shall have a stated
expiration date later than five (5)
Business Days prior to the
Commitment Termination Date, as it
may be extended, (b) the aggregate
Available Amount of all
Letters of Credit outstanding at any
time shall not exceed the lesser of
(i) $20,000,000 and (ii)
the difference between the Revolving
Commitment and the Revolving Credit
Exposures of the Lender.

      Section 2.23      Procedure
for Issuance and Reimbursement of
Letters of Credit.

            (a) The Borrower shall
give the Lender a written request
for the issuance of a Letter of
Credit (a "Letter of Credit
Notice"), and shall provide to
the Lender such Letter of
Credit Documents as it may require.

            (b) Should there occur
any drawing under a Letter of Credit,
such drawing shall constitute a
Notice of Revolving Borrowing from
the Borrower (which the Borrower
hereby irrevocably authorizes)
requesting the Lender to make a
Revolving Loan on the date of such
drawing in an amount equal to the
amount of such drawing.  The
proceeds of such Revolving
Loan, to be funded in accordance
with Section 2.6, shall be used
exclusively for the reimbursement
 of such drawing.

            (c) If for any reason,
a Revolving Loan may not be (as
determined in the sole discretion
of the Lender) or is not, made in
accordance with the provisions of
Subsection (b) above, then the
Lender shall be considered to have
made a loan (the "LOC Loan") to the
Borrower in the amount of such
drawing.  The LOC Loan shall be
payable on demand, shall be a
Base Rate Loan, and shall be an
Obligation hereunder.

      Section 2.24      Increased
Cost.

            (a) If a Change of Law
or compliance by the Lender with
any request or directive (whether
or not having the force of law) of
any Governmental Authority either:
(i) shall subject the Lender to
any tax, duty or other charge with
respect to any Letter of Credit or
its obligations hereunder or under
any Letter of Credit Documents, or
(ii) shall impose, modify or
deem applicable any reserve,
special deposit insurance or similar
requirement (including, without
limitation, any such requirements
imposed by the Board of Governors
of the Federal Reserve System)
against assets of, deposits with
or for the account of, or credit
extended by, the Lender
or its parent; or (iii) shall
impose on the Lender or its parent
any other similar condition relating
to the Letter of Credit or its
obligations hereunder or under any
Letter of Credit Documents; and
the result of any of the foregoing
is to increase the cost to the Lender
or its parent of making or
maintaining the Letter of Credit or
its obligations hereunder or under
any Letter of Credit Documents, or
to reduce the amount received or
receivable by the Lender or its
parent under this Agreement, under
the Letter of Credit or hereunder
or under the other Loan Documents
with respect thereto, by an amount
deemed by the Lender to be
material, the Lender shall notify
the Borrower in writing describing
such circumstances and the amount
needed to compensate the Lender or
its parent.  Within ten (10) days
after demand by the Lender,
Borrower shall pay to the

Lender such additional amount or
amounts as will compensate the
Lender or its parent for such
increased cost or reduction.

            (b) If the Lender
shall have determined that a
Change of Law or compliance
by the Lender with any request or
directive regarding capital
adequacy (whether or not having
the force of law) of any Authority,
has or would have the effect of
reducing the rate of return on
the Lender's (or its parent's)
capital as a consequence of the
issuance or continuance of any
Letter of Credit or its ability
to make Loans or LOC Loans upon
the occurrence of draws under
any Letter of Credit (taking into
consideration the Lender's (or its
parent's) policies with respect
to capital adequacy), by an amount
deemed by the Lender to be material,
then from time to time, the Lender
shall notify the Borrower in
writing describing such
circumstances and the amount
needed to compensate the Lender
or its parent.  Within ten (10)
days after demand by the
Lender, Borrower shall pay to
the Lender such additional
amount or amounts as will
compensate the Lender (or its
parent's) for such reduction.

            (c) In determining
amounts owing pursuant to
Subsections (a) and (b), the
Lender may use any reasonable
averaging, allocation and
attribution methods.

      Section 2.25      Obligations
 Absolute.  The obligations of
Borrower under the Letter of Credit
Documents and this Agreement with
respect to reimbursement for drawings
under Letters of Credit shall be
absolute, unconditional and
irrevocable, and shall be paid
strictly in accordance with the
terms of this Agreement and the
Letter of Credit Documents,
under all circumstances
whatsoever, including, without
limitation, the following
circumstances:

            (a) any lack of
validity or enforceability of
the Letter of Credit, any of the
Loan Documents or any other
agreement or instrument related
thereto;

            (b) any amendment
or waiver of or any consent to
departure from the terms of
the Letter of Credit, any of
the Loan Documents or any other
agreement or instrument related
thereto;

            (c) the existence
of any claim, setoff, defense
or other right which Borrower
may have at any time against
the Lender, any beneficiary or
any transferee of the Letter
of Credit (or any Person for
whom the Lender, any such
beneficiary or any such
transferee may be acting),
or any other Person, whether
in connection with this
Agreement, the Loan Documents,
the Letter of Credit, or any
unrelated transaction;

            (d) any statement,
draft or other document presented
under the Letter of Credit
proving to be forged, fraudulent,
invalid or insufficient in any
respect, or any statement
therein being untrue or
inaccurate in any respect
whatsoever; or

            (e) the surrender
or impairment of any security
for the performance or
observance of any of the terms
of this Agreement, or any of the
other Loan Documents.

      Section 2.26      Letter
of Credit Documents.  The
obligations of the Borrower
and rights of the Lender
herein with respect to Letters
of Credit shall be in addition
to the obligations of the
Borrower and rights of the Lender
under the Letter of Credit Documents.

            ARTICLE 3

   CONDITIONS PRECEDENT TO LOANS

      Section 3.1       Conditions
To Effectiveness.  The obligation
of the Lender to make Loans and/or
issue Letters of Credit hereunder
shall not become effective until
the date on which each of the
following conditions is satisfied
(or waived in accordance with
Section 10.2).

            (a) The Lender shall
have received all fees and other
amounts due and payable on or prior
to the Closing Date, including
reimbursement or payment of all
out-of-pocket expenses (including
reasonable fees, charges and
disbursements of counsel to the
Lender) required to be reimbursed
or paid by the Borrower hereunder,
under any other Loan Document
and under any agreement with the
Lender.

            (b) The Lender (or
its counsel) shall have received
the following:

                  (i)   a
counterpart of this Agreement
signed by or on behalf of each
party thereto or written evidence
satisfactory to the Lender (which
 may include telecopy
transmission of a signed
signature page of this Agreement)
 that such party has signed a
counterpart of this Agreement;

                  (ii)  a duly
executed Revolving Credit Note
payable to the Lender;

                  (iii) a duly
executed Subsidiary Guarantee
Agreement and Indemnity
and Contribution Agreement;

                  (iv)  a
certificate of the Secretary
or Assistant Secretary of each
Loan Party in the form of
Exhibit 3.1(b)(iv), attaching
and certifying copies of its
bylaws and of the resolutions
of its boards of directors,
authorizing the execution,
delivery and performance of the
Loan Documents to which it is
a party and certifying the name,
title and true signature of each
officer of such Loan Party
executing the Loan Documents to
which it is a party;

                  (v)   certified
 copies of the articles of
incorporation or other charter
documents of each Loan Party,
together with certificates of
good standing or existence
from the Secretary of State of
the jurisdiction of
incorporation of such Loan
Party and each other
jurisdiction where such Loan
Party is required to be
qualified to do business as
a foreign corporation;

                  (vi)  a
favorable written opinion of
counsel to the Loan Parties,
addressed to the Lender, and
covering such matters relating
to the Loan Parties, the Loan
Documents and the transactions
contemplated therein as the
Lender shall reasonably request;

                  (vii) a
certificate in the form of
Exhibit 3.1(b)(vii), dated
the Closing Date and signed
by a Responsible Officer,
confirming compliance with
the conditions set forth in
paragraphs (a), (b) and (c)
of Section 3.2;

                  (viii)
duly executed Notices of
Borrowing, Letter of Credit
Notices and Letter of Credit
Documents, if applicable;

                  (ix)  a
duly executed Closing
Statement and Disbursement
Agreement;

                  (x)
certified copies of all
consents, approvals,
authorizations,
registrations or filings,
if any, required to be made
or obtained by each Loan
Party in connection with the
Loans;

                  (xi)
Borrower shall have delivered
the notice required by Section
2.8(b) of the Original Credit
Agreement not less than three
Business Days prior to the
initial funding of Loans
and/or issuance of Letters of
Credit hereunder; and

                  (xii) all
other documents deemed
reasonably necessary by the
Lender. Upon the effectiveness
of this Agreement, the Loans,
if any, outstanding under the
Original Credit Agreement will
be funded hereunder, and all
Letters of Credit issued and
outstanding under the Original
Credit Agreement shall
automatically, without further
action on the part of Borrower,
be deemed to constitute
outstanding letters of credit
issued under this Agreement.

            (c) Nothing has
come to the attention of the
Lender regarding (i) pending or
threatened litigation involving
the Borrower or any Subsidiary
or (ii) compliance by the Borrower
and each Subsidiary with
environmental, OSHA and other
public health, safety or welfare
laws and regulations, employee
benefit plans or insurance
coverages that would be reasonably
likely to have a Material Adverse
Effect.

      Section 3.2       Each
Credit Event.  The obligation
of the Lender to make a Loan
or issue a Letter of Credit is
subject to the satisfaction of
the following conditions:

            (a) at the time of
and immediately after giving
effect to such Borrowing or
issuance of a Letter of Credit,
no Default or Event of Default
shall exist; and

            (b) all
representations and warranties
of each Loan Party set forth
in the Loan Documents shall be
true and correct in all material
respects on and as of the date of
such Borrowing or issuance of a
Letter of Credit, in each case
before and after giving effect
thereto;

            (c) since the date
of the most recent financial
statements of the Borrower
described in Section 5.1(a),
there shall have been no
change which has had or could
reasonably be expected to have
a Material Adverse Effect;

            (d) the Lender shall
have received such other
documents, certificates,
information or legal opinions
as the Lender may reasonably
request, all in form and substance
reasonably satisfactory to the
Lender; and

            (e) with respect to
each issuance of a Letter of
Credit, the Lender shall have
received all LOC Documents it
may require.

      Each Borrowing or issuance
of a Letter of Credit shall be
deemed to constitute a
representation and warranty by
the Borrower on the date thereof
as to the matters specified in
paragraphs (a), (b) and (c) of
this Section 3.2.

           ARTICLE 4

  REPRESENTATIONS AND WARRANTIES

      The Borrower represents and
warrants to the Lender as follows:

      Section 4.1       Existence;
Power.  The Borrower and each of
the Guarantors (i) is duly
organized, validly existing and
in good standing as a corporation
under the laws of the
jurisdiction of its organization,
(ii) has all requisite power and
authority to carry on its business
as now conducted, and (iii) is
duly qualified to do business,
and is in good standing, in each
jurisdiction where such
qualification is required, except
where a failure to be so qualified
could not reasonably be expected
to result in a Material Adverse
Effect.

      Section 4.2
Organizational Power; Authorization.
The execution, delivery and performance
by each Loan Party of the Loan
Documents to which it is a party are
within such Loan Party's organizational
powers and have been duly authorized by
all necessary organizational, and if
required, stockholder action. This
Agreement has been duly executed and
delivered by the Borrower, and
constitutes, and each other Loan
Document to which any Loan
Party is a party, when executed
and delivered by such Loan Party,
will constitute, valid and binding
obligations of the Borrower or such
Loan Party (as the case may be),
enforceable against it in accordance
with their respective terms, except
as may be limited by applicable
bankruptcy, insolvency,
reorganization, moratorium, or
similar laws affecting the
enforcement of creditors'
rights generally and by general
principles of equity.

      Section 4.3
Governmental Approvals; No
Conflicts.  The execution,
delivery and performance by
the Borrower of this Agreement,
and by each Loan Party of the
other Loan Documents to which it
is a party (a) do not require any
consent or approval of,
registration or filing with, or
any action by, any Governmental
Authority, except those as have
been obtained or made and are in
full force and effect or where
the failure to do so, individually
or in the aggregate, could not
reasonably be expected to have a
Material Adverse Effect, (b) will
not violate any applicable law or
regulation or the charter, bylaws
or other organizational documents
of the Borrower or any of its
Subsidiaries or any order of any
Governmental Authority, (c) will
not violate or result in a default
under any indenture, material
agreement or other material
instrument binding on the Borrower
or any of its Subsidiaries or any
of their assets or give rise to
a right thereunder to require any
payment to be made by the Borrower
or any of its Subsidiaries
and (d) will not result in the
creation or imposition of any
Lien on any asset of the Borrower
or any of its Subsidiaries, except
Liens (if any) created under the
Loan Documents.

      Section 4.4       Financial
Statements.  The Borrower has
furnished to the Lender
the audited consolidated balance
sheet of the Borrower and its
Subsidiaries as of September 30,
2011 and the related consolidated
statements of income, shareholders'
equity and cash flows for
the fiscal year then ended and
interim financial statements for
each fiscal quarter through the
fiscal quarter ended June 30, 2012.
Such financial statements fairly
present the consolidated
financial condition of the
Borrower and its Subsidiaries
as of such dates and the consolidated
results of operations for such
periods in conformity with GAAP
consistently applied, subject, in
the case of interim statements,
to year end audit adjustments and
the absence of footnotes.  Since
the date of the unaudited financial
statements described above, there
have been no changes with
respect to the Borrower and its
Subsidiaries which have had or
could reasonably be expected to
have, singly or in the aggregate,
a Material Adverse Effect.

      Section 4.5       Litigation
and Environmental Matters.

            (a) No litigation,
investigation or proceeding of or
before any arbitrators or
Governmental Authorities is pending
against or, to the knowledge of the
Borrower, threatened against or
affecting the Borrower or any of
its Subsidiaries (i) as to which
there is a reasonable possibility
of an adverse determination that
could reasonably be expected to
have, either individually or in
the aggregate, a Material Adverse
Effect or (ii) which in any manner
draws into question the validity
or enforceability of this Agreement
or any other Loan Document.

            (b) Except for the
matters set forth on Schedule 4.5,
neither the Borrower nor
any of its Subsidiaries (i) to the
best of its actual knowledge, has
failed to comply with any
Environmental Law or to obtain,
maintain or comply with any permit,
license or other approval
required under any Environmental
Law, (ii) to the best of its actual
knowledge, has become subject to
any Environmental Liability, (iii)
has received notice of any claim
with respect to any Environmental
Liability or (iv) knows of any
basis for any Environmental
Liability.

      Section 4.6       Compliance
with Laws and Agreements.  To the
best of its actual knowledge, the
Borrower and each Subsidiary is in
compliance with (a) all applicable
laws, rules, regulations and orders
of any Governmental Authority, and
(b) all indentures, agreements
or other instruments binding upon
it or its properties, except where
non-compliance, either singly
or in the aggregate, could not
reasonably be expected to result
in a Material Adverse Effect.

      Section 4.7       Investment
Company Act, Etc.  Neither the
Borrower nor any of its Subsidiaries
is (a) an "investment company," as
defined in, or subject to regulation
under, the Investment Company Act of
1940, as amended, (b) a "holding
company" as defined in, or subject
to regulation under, the Public
Utility Holding Company Act of
1935, as amended or (c) otherwise
subject to any other regulatory
scheme limiting its ability to
incur debt.

      Section 4.8       Taxes.
The Borrower and its Subsidiaries
and each other Person for whose
taxes the Borrower or any
Subsidiary could become liable
have timely filed or caused
to be filed all Federal income
tax returns and all other material
tax returns that are required to be
filed by them, and have paid all
taxes shown to be due and payable
on such returns or on any
assessments made against it or its
property and all other taxes, fees
or other charges imposed on it
or any of its property by any
Governmental Authority, except (i)
to the extent the failure to do so
would not have a Material Adverse
Effect or (ii) where the same are
currently being contested in
good faith by appropriate proceedings
and for which the Borrower or such
Subsidiary, as the case may be, has
set aside on its books adequate
reserves.  The charges, accruals
and reserves on the books of the
Borrower and its Subsidiaries in
respect of such taxes are adequate,
and no tax liabilities that could
be materially in excess of the
amount so provided are anticipated.

      Section 4.9       Margin
Regulations.  None of the proceeds
of any of the Loans will be used
for "purchasing" or "carrying"
any "margin stock" with the
respective meanings of
each of such terms under Regulation
U as now and from time to time
hereafter in effect or for
any purpose that violates the
provisions of the applicable
Margin Regulations.

      Section 4.10      ERISA.
No ERISA Event has occurred or is
reasonably expected to occur that,
when taken together with all other
such ERISA Events for which
liability is reasonably expected to
occur, could reasonably be expected
to result in a Material Adverse
Effect.  The present value of all
accumulated benefit obligations under
each Plan (based on the assumptions
used for purposes of Statement of
Financial Standards No. 87) did not,
as of the date of the most recent
financial statements reflecting such
amounts, exceed the fair market value
of the assets of such Plan, and the
present value of all accumulated
benefit obligations of all
underfunded Plans (based on the
assumptions used for purposes of
Statement of Financial Standards
No. 87) did not, as of the date
of the most recent financial
statements reflecting such
amounts, exceed the fair market
value of the assets of all such
underfunded Plans.

      Section 4.11      Ownership
of Property.

            (a) Each of the
Borrower and its Subsidiaries
has good title to, or valid
leasehold interests in, all
of its real and personal
property material to the
operation of its business.

            (b) Each of the Borrower
 and its Subsidiaries owns, or is
licensed, or otherwise has the right,
to use, all patents, trademarks,
service marks, trade names, copyrights
and other intellectual property
material to its business, and the
use thereof by the Borrower and
its Subsidiaries does not infringe
on the rights of any other Person,
except for any such infringements
that, individually or in the
aggregate, would not have a
Material Adverse Effect.

      Section 4.12      Disclosure.
The Borrower has disclosed to the
Lender all agreements, instruments,
and corporate or other restrictions
to which the Borrower or any of its
Subsidiaries is subject, and all
other matters known to any of them,
that, individually or in the
aggregate, could reasonably be
expected to result in a Material
Adverse Effect.  None of the
reports (including without limitation
all reports that the Borrower is
required to file with the
Securities and Exchange Commission),
financial statements, certificates
or other information furnished by
or on behalf of the Borrower to the
Lender in connection with the
negotiation of this Agreement or
any other Loan Document or delivered
hereunder or thereunder (as modified
or supplemented by any other
information so furnished) contain
any material misstatement of
fact or omits to state any material
fact necessary to make the statements
therein, taken as a whole, in light
of the circumstances under which they
were made, not misleading.

      Section 4.13      Labor
Relations.  There are no strikes,
lockouts or other material
labor disputes or grievances
against the Borrower or any of its
Subsidiaries, or, to the Borrower's
knowledge, threatened against or
affecting the Borrower or any of its
Subsidiaries, and no
significant unfair labor practice,
charges or grievances are pending
against the Borrower or any of
its Subsidiaries, or to the Borrower's
knowledge, threatened against any of
them before any Governmental Authority.
All payments due from the Borrower or
any of its Subsidiaries pursuant to
the provisions of any collective
bargaining agreement have been paid
or accrued as a liability on the books
of the Borrower or any such
Subsidiary, except where the failure
to do so could not reasonably be
expected to have a Material Adverse
Effect.

      Section 4.14      Subsidiaries.
  Schedule 4.14 sets forth the name
of, the ownership interest of the
Borrower in, the jurisdiction of
incorporation of, and the type of,
each Subsidiary and identifies each
Subsidiary that is a Subsidiary
Loan Party, in each case as of the
Closing Date.

      Section 4.15      Legal Name.
The exact legal name of the
Borrower, including spelling and
punctuation, as such name appears in
its articles of incorporation, is as
set forth in the preamble hereof.
The Borrower's state issued
organizational identification number
is M90326.

      Section 4.16      No
Restrictions on Dividends.  There
are no restrictions on dividends
or repayment of intercompany loans
in any agreements of any Subsi
diary Loan Party.

      Section 4.17      Solvency.
The fair saleable value of the
Borrower's assets, measured on a going
concern basis, exceeds all probable
liabilities, including those to be
incurred pursuant to this Agreement.
Neither the Borrower nor any Subsidiary
has incurred, or believes that it will
incur after giving effect to the
transactions contemplated by this
Agreement, debts beyond its ability
to pay such debts as they become due.

      Section 4.18      Insurance.
The property and liability insurance
maintained by the Borrower and its
Subsidiaries on and as of the date
hereof complies in all respects with
the requirements set forth in Section
5.8.  All such insurance policies are
in full force and effect.  All premiums
(if any) due on such insurance policies
or renewals thereof have been paid and
there is no default under any of such
insurance policies.  Neither the
Borrower nor its Subsidiaries have
received any notice or other communication from any issuer of such insurance policies canceling or materially amending any such insurance policies, any deductibles or retained amounts thereunder, or the annual or other premiums payable thereunder, and no such cancellation or material amendment is threatened.

      Section 4.19      Outstanding
Indebtedness.  On the date of this
Agreement, the Borrower has no
outstanding Indebtedness except (i)
as reflected on the financial statements of the Borrower which have been provided to the Lender or disclosed in Schedule 7.1 attached hereto and (ii) Indebtedness incurred in the ordinary course of business subsequent to the date of such financial statements.

      Section 4.20      Letters of
Credit Issued Outside the Provisions of
the Agreement.  On the date of this
Agreement, the Borrower has no letters
of credit issued outside the provisions
of this Agreement for its account except as disclosed on Schedule 4.20 attached hereto.

             ARTICLE 5

      AFFIRMATIVE COVENANTS

      The Borrower covenants and agrees
that so long as the Lender has a Revolving
Commitment or Term Commitment hereunder or the principal of and interest on any Loan or any fee remains unpaid:

      Section 5.1       Financial
Statements and Other Information.  The
Borrower will deliver to the Lender:

            (a) as soon as available
and in any event within 120 days after
the end of each fiscal year of Borrower,
(i) a copy of the annual audited report
for such fiscal year for the Borrower and its Subsidiaries, containing a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flows (together with all footnotes thereto) of the Borrower and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and reported on by Hancock Askew & Co. LLP or other independent certified public accountants of nationally recognized standing chosen by Borrower and acceptable to the Lender, (without a "going concern" or like qualification, exception or explanation and without any qualification or exception as to scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and the results of operations of the Borrower and its Subsidiaries for such fiscal year on a consolidated basis in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards and (ii) annual unaudited consolidating balance sheets and income statements for the Borrower and its Subsidiaries;

            (b) as soon as available
and in any event within 60 days after
the end of each of the first three
fiscal quarters of each fiscal year
of the Borrower, (i) an unaudited
consolidated balance sheet of the
Borrower and its Subsidiaries as of
the end of such fiscal quarter with
comparative information for the
previous year end, (ii) the related
unaudited consolidated statements
of income of the Borrower and its
Subsidiaries for such fiscal quarter
and the then elapsed portion of such
fiscal year, setting forth in each
case in comparative form the figures for the corresponding quarter and the corresponding portion of Borrower's previous fiscal year, and
(iii) consolidated statements of cash
flow for the then elapsed portion of
such fiscal year with
comparative information for the
corresponding portion of the previous
fiscal year, all certified by
the chief financial officer or
treasurer of the Borrower as
presenting fairly in all material
respects the financial condition and
results of operations of the Borrower
and its Subsidiaries on a
consolidated basis in accordance with
GAAP, subject to normal year-end audit
adjustments and the absence of
footnotes;

            (c) concurrently with the
delivery of the financial statements
or information referred to in clauses
(a) and (b) above, (i) a certificate
of a Responsible Officer, (1)
certifying, to the best of his actual
knowledge, as to whether there
exists a Default or Event of Default
on the date of such certificate, and
if a Default or an Event of Default
then exists, specifying the details
thereof and the action which the
Borrower has taken or proposes to take
with respect thereto and (2) stating
whether any change in GAAP or the
application thereof has occurred
since the date of the Borrower's
audited financial statements
referred to in Section 4.4 and,
if any change has occurred, specifying
the effect of such change on the
financial statements accompanying such
certificate and (ii) a Covenant
Compliance Certificate;

            (d) promptly after the
same become publicly available,
copies of all periodic and other
reports, proxy statements and other
materials filed with the Securities
and Exchange Commission, or any
Governmental Authority succeeding to
any or all functions of said

Commission, or with any national
securities exchange, or distributed
by the Borrower to its shareholders
generally, as the case may be; and

            (e) promptly following
any request therefor, such other
information regarding
the results of operations, business
affairs and financial condition of
the Borrower or any Subsidiary as
the Lender may reasonably request.

      Section 5.2       Notices of
Material Events.  The Borrower will
furnish to the Lender prompt written
notice of the following:

            (a) the occurrence of
 any Default or Event of Default;

            (b) the filing or
commencement of any action, suit
or proceeding by or before
any arbitrator or Governmental
Authority against or, to the
knowledge of the Borrower, affecting
the Borrower or any Subsidiary which,
if adversely determined, could
reasonably be expected to
result in a Material Adverse Effect;

            (c) the occurrence of any
event or any other development by which the Borrower or any of its Subsidiaries (i) fails to comply with any Environmental
Law or to obtain, maintain or comply
with any permit, license or other
approval required under any
Environmental Law, (ii) becomes
subject to any Environmental Liability,
(iii) receives notice of any claim with
respect to any Environmental Liability,
or (iv) becomes aware of any basis for
any Environmental Liability and in each
of the preceding clauses, which
individually or in the aggregate, could
reasonably be expected to result in a
Material Adverse Effect;

            (d) the occurrence of any
ERISA Event that alone, or together
with any other ERISA Events that have
occurred, could reasonably be expected
to result in a Material Adverse Effect;

            (e) the acquisition or
formation of a new Material Subsidiary;

            (f) transfers of assets
to non-Material Subsidiaries outside
the ordinary course of business; and

            (g) any other development
that results in, or could reasonably be
expected to result in, a Material
Adverse Effect.

      Each notice delivered under this
Section shall be accompanied by a written statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

      Section 5.3       Existence;
Conduct of Business. The Borrower will, a nd will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and maintain in full force and effect its legal existence and its respective rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business and will continue to engage in substantially the same business as presently conducted or such other businesses that are reasonably related thereto; provided, that nothing in this Section shall prohibit any merger, consolidation, liquidation or dissolution permitted under Section 7.3.

      Section 5.4       Compliance with
Laws, Etc.  The Borrower will, and will
cause each of its Subsidiaries to,
comply with all laws, rules, regulations and requirements of any Governmental
Authority applicable to its properties,
except where the failure to do so, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

      Section 5.5       Payment of
Obligations.  The Borrower will, and
will cause each of its Subsidiaries to,
pay and discharge at or before maturity, all of its obligations and liabilities
(including without limitation all tax
liabilities and claims that could result in a statutory Lien) before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

      Section 5.6       Books and
Records.  The Borrower will, and
will cause each of its
Subsidiaries to, keep proper books
of record and account in which full,
true and correct entries
shall be made of all dealings and
transactions in relation to its
business and activities to the extent
necessary to prepare the consolidated
financial statements of Borrower in
conformity with GAAP.

      Section 5.7       Visitation,
Inspection, Etc.  The Borrower will,
and will cause each of its
Subsidiaries to, permit any
representative of the Lender, on
reasonable advance written notice,
to visit and inspect its properties,
to examine its books and records and
to make copies and take extracts
therefrom, and to discuss its affairs,
finances and accounts with any of
its officers and with its independent
certified public accountants, all at
such reasonable times and as often as
the Lender may reasonably request after
reasonable prior notice to the Borrower.

      Section 5.8       Maintenance of
Properties; Insurance.  The Borrower
will, and will cause each of its
Subsidiaries to, (a) keep and maintain
all property material to the conduct of
its business in good working order and
condition, ordinary wear and tear
except where the failure to do so,
either individually or it the aggregate, could not reasonably be expected to result in a Material Adverse Effect and (b) maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business, and the properties and business of its
Subsidiaries, against loss or damage
of the kinds and at least in the amounts as maintained by the Borrower and the Subsidiaries on the date of this Agreement; provided that such amounts shall be appropriately adjusted for inflation and for changes in the nature and volume of the business conducted by the Borrower and its Subsidiaries;
provided further, however, that for
purposes of this Section 5.8, the
self-insurance program of the Borrower
and its Subsidiaries with
respect to comprehensive and collision
damage to its highway vehicles,
comprehensive general and automotive
liability and property damage and as
in effect on the date hereof is hereby
deemed adequate insurance against
losses.

      Section 5.9       Use of
Proceeds.  The Borrower will use the
proceeds of the Loans
to repay the outstanding Loans under
the Original Credit Agreement made by
Bank of America and SunTrust to
refinance existing debt, finance
working capital needs, capital
expenditures and for other general
corporate purposes of the Borrower
and its Subsidiaries.  No
part of the proceeds of any Loan
will be used, whether directly or
indirectly, for any purpose that
would violate any rule or regulation
of the Board of Governors of the
Federal Reserve System, including
Regulations T, U or X.

      Section 5.10      Additional
Subsidiaries.  If any additional
Material Subsidiary is acquired or
formed after the Closing Date, the
Borrower will, within ten (10)
business days after such Material
Subsidiary is acquired or formed,
notify the Lender thereof and will,
if such Subsidiary is not a Foreign
Subsidiary or a SPE Subsidiary, cause
such Material Subsidiary to
become a Subsidiary Loan Party by
executing agreements in the form of
Annex I to Exhibit D and Annex I to
Exhibit E in form and substance
satisfactory to the Lender and will
cause such Material Subsidiary to
deliver simultaneously therewith
similar documents applicable to such
Material Subsidiary required under
Section 3.1 as reasonably requested by
the Lender.  If the Borrower forms or
acquires additional Subsidiaries
("non-Material Subsidiaries") which are
neither Material Subsidiaries, Foreign
Subsidiaries nor SPE Subsidiaries, at
such time as the assets, revenues or
income of all such non-Material
Subsidiaries when considered on a
consolidated basis would reach the
level required for a Subsidiary to
qualify as a Material Subsidiary;
all then existing non-Material
Subsidiaries and all subsequently
formed or acquired non-Material
Subsidiaries shall become Subsidiary
Loan Parties by complying with the
requirements set forth in this Section
5.10.

      Section 5.11      Deposit
Relationship.  The Borrower will, and
will cause each of its Subsidiaries to,
maintain its primary depository and cash management accounts with the Lender.

             ARTICLE 6

       FINANCIAL COVENANTS

      The Borrower covenants and agrees
that so long as the Lender has a Revolving
Commitment or Term Commitment hereunder
or the principal of or interest on or
any Loan remains unpaid or any fee
remains unpaid:

      Section 6.1       Leverage Ratio.
The Borrower will have, as of the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending September 30, 2012, a
Leverage Ratio of not greater
than 55%.

      Section 6.2       Fixed Charge
Coverage Ratio.  The Borrower will
have, as of the end of each fiscal
quarter of the Borrower, commencing
with the fiscal quarter ending
September 30, 2012, a Fixed Charge
Coverage Ratio of not less than
2.25:1.0, calculated based on a
rolling four quarter basis.

For purposes of this Article 6,
notwithstanding anything in this
Agreement to the contrary, for
purposes of calculating the Leverage
Ratio and the Fixed Charge Coverage
Ratio, the Indebtedness of any Person
shall include non-recourse
indebtedness of such Person and
of any partnership or joint venture
in which such Person is a general
partner or a joint venturer, except
that with respect to Indebtedness
of MRP SE Waterfront Residential,
LLC ("Waterfront Residential"),
shall only include the Borrower's
pro rata share of Waterfront
Residential non-
recourse indebtedness based on
Borrower's (or its applicable
Subsidiary's) ownership percentage
in such entity.

            ARTICLE 7

       NEGATIVE COVENANTS

      The Borrower covenants and
agrees that so long as the Lender
has a Revolving Commitment or Term
Commitment hereunder or the principal
of or interest on any Loan remains
unpaid or any fee remains unpaid:

      Section 7.1       Indebtedness.
The Borrower will not, and will not
permit any of its Subsidiaries to,
create, incur, assume or suffer to
exist any Indebtedness, except:

            (a) Indebtedness created
pursuant to the Loan Documents;

            (b) Indebtedness existing
on the date hereof and set forth on
Schedule 7.1 (including unborrowed
portions of any lines of credit
shown thereon) and extensions,
renewals and replacements of any
such Indebtedness that do not
increase the outstanding principal
amount thereof (immediately prior
to giving effect to such extension,
renewal or replacement) or shorten
the maturity or the weighted
average life thereof;

            (c) Indebtedness of
the Borrower or any Subsidiary in
a principal amount which, when
combined with Indebtedness permitted
by Section 7.1(h) and Section 7.1(i),
does not exceed $25,000,000.00 in the
aggregate and which is incurred to
finance the acquisition, construction
or improvement of any fixed or capital
assets, including Capital Lease
Obligations and any Indebtedness
assumed in connection with the
acquisition of any such assets of
secured by a Lien on any such assets
prior to the acquisition thereof;
provided, that such Indebtedness is
incurred prior to or within 90 days
after such acquisition or the
completion of such construction
or improvements or extensions,
renewals, and replacements of any
such Indebtedness that do not
increase the outstanding principal
amount thereof (immediately prior to
giving effect to such extension,
renewal or replacement) or shorten
the maturity or the weighted
average life thereof;

            (d) Permitted
Subordinated Debt;

            (e) Indebtedness in
respect of obligations under
Hedging Agreements permitted by
Section 7.10;

            (f) current Indebtedness
incurred in the ordinary course of
business, trade letters of credit
and Indebtedness arising in
connection with letters of credit
obtained in the ordinary course of
business;

            (g) Indebtedness in the
form of mortgage loans in connection
with permanent financing of improved
commercial real properties;

            (h) other unsecured
Indebtedness outstanding at any
time which, when added to
Indebtedness permitted by Section
7.1(c) and (i), does not exceed
$25,000,000.00 in the aggregate; and

            (i) Indebtedness of the
Borrower or any Subsidiary in a
principal amount which, when combined
with Indebtedness permitted by Section
7.1(c) and (h), does not exceed
$25,000,000.00 in the aggregate, which
is secured by a Lien on any fixed or
capital assets, including Capital
Lease Obligations, and which does
not otherwise qualify as Indebtedness
permitted under the terms of Section
7.1(c).

      Section 7.2       Negative
Pledge.  The Borrower will not,
and will not permit any
of its Subsidiaries to, create,
incur, assume or suffer to exist
any Lien on any of its assets or
property now owned or hereafter
acquired except:

            (a) Permitted
Encumbrances;

            (b) any Liens on any
property or assets of the Borrower
or any Subsidiary existing on the
Closing Date set forth on Schedule
7.2; provided, that such Lien shall
not apply to any other property or
asset of the Borrower or any
Subsidiary;

            (c) purchase money
Liens upon or in any fixed or
capital assets to secure the
purchase price or the cost of
construction or improvement of such
fixed or capital assets or to
secure Indebtedness incurred solely
for the purpose of financing the
acquisition, construction or improvement of such fixed or capital assets
(including Liens securing any Capital
Lease Obligations); provided, that (i)
such Lien secures Indebtedness
permitted by Section 7.1(c), (ii)
such Lien attaches to such asset
concurrently or within 90 days
after the acquisition, improvement or
completion of the construction thereof;
(iii) such Lien does not extend to any
other asset; and (iv) the Indebtedness
secured thereby does not exceed the
cost of acquiring, constructing or
improving such fixed or capital assets;

            (d) any Lien (i) existing
on any asset of any Person at the time
such Person becomes a Subsidiary of the
Borrower, (ii) existing on any asset
of any Person at the time such Person
is merged with or into the Borrower or
any Subsidiary of the Borrower or (iii)
existing on any asset prior to the
acquisition thereof by the Borrower
or any Subsidiary of the Borrower;
provided, that any such Lien was not
created in the contemplation of any
of the foregoing and any such Lien
secures only those obligations which
it secures on the date that such Person
becomes a Subsidiary or the date of
such merger or the date of such
acquisition;

            (e) Liens securing
Indebtedness permitted under Section
7.1;

            (f) Liens or pledges of
securities of the Borrower or any
Subsidiary to governmental agencies
pursuant to the Borrower's or any
Subsidiary's insurance program;

            (g) Rights reserved or
vested in governmental authority
which do not materially impair the
use of such property;

            (h) extensions,
renewals, or replacements of any
Lien referred to in paragraphs
(a) through (g) of this Section;
provided, that the principal amount
of the

Indebtedness secured thereby is not
increased and that any such
extension, renewal or replacement
is limited to the assets originally
encumbered thereby;

            (i) Liens arising under
that certain Contingent Mortgage
and Security Agreement dated as of
May 18, 2012, from Lake Louisa, LLC,
a Florida limited liability
company and a Subsidiary of Borrower,
in favor of Cemex Construction
Materials, LLC, a Delaware limited
liability company, in connection
with a Mining Lease dated May 18,
2012, related to certain real
property located in Lake County,
Florida, as more specifically
described in such mortgage; and

            (j) Liens on improved
commercial real properties in
connection with permanent financing
thereof.

      Section 7.3       Fundamental
Changes.

            (a) Except as permitted
by Section 7.6, the Borrower will
not, and will not permit any
Subsidiary to, merge into or
consolidate into any other Person,
or permit any other Person to merge
into or consolidate with it, or sell,
lease, transfer or otherwise dispose
of (in a single transaction or a
series of transactions) all or
substantially all of its assets (in
each case, whether now owned or
hereafter acquired) or all or
substantially all of the stock
of any of its Subsidiaries (in
each case, whether now owned or
hereafter acquired) or liquidate or
dissolve; provided, that if at the
time thereof and immediately after
giving effect thereto, no Default or
Event of Default shall have occurred
and be continuing (i) the Borrower
or any Subsidiary may
merge with a Person if the Borrower
(or such Subsidiary if the Borrower
is not a party to such
merger) is the surviving Person,
(ii) any Subsidiary may merge into
another Subsidiary; provided,
that if any party to such merger is
a Subsidiary Loan Party, the
Subsidiary Loan Party shall be
the surviving Person, (iii) any
Subsidiary may sell, transfer,
lease or otherwise dispose of all
or substantially all of its assets
to the Borrower or to a Subsidiary
Loan Party, and (iv) any Subsidiary
(other than a Subsidiary Loan Party)
may liquidate or dissolve if the
Borrower determines in good faith
that such liquidation or dissolution
is in the best interests of the
Borrower and is not materially
disadvantageous to the Lender;
provided, that any such merger
involving a Person that is not a
wholly-owned Subsidiary immediately
prior to such merger shall
not be permitted unless also
permitted by Section 7.4.
Notwithstanding the foregoing, (i)
the Borrower and the Guarantors
shall be permitted to transfer real
properties to SPE Subsidiaries for
the purpose of permanent financing
of such properties, and (ii) the
Borrower shall be permitted to
split into two or more entities
(collectively, the "Resulting
Companies"), provided that (A) no
Default or Event of Default shall
have occurred and be continuing,
(B) the Borrower shall continue
in existence as one of the Resulting
Companies, (C) the Resulting
Companies shall execute and deliver
a agreement in form and substance
acceptable to the Lender in its sole
discretion, pursuant to which the
Resulting Companies not a party
hereto agree to join in and
become a party to, and subject to
the terms and conditions of, this
Agreement, and the Resulting
Companies acknowledge, agree and
confirm that the financial
covenants contained herein shall
thereafter be applicable to the
Resulting Companies on a combined
basis, (D) the Resulting
Companies other than Borrower
shall have delivered to Lender, in
form and substance acceptable
to Lender in its sole discretion,
the promissory notes, contribution
agreements, certificates, and
other instruments contemplated by
Section 3.1(b)(ii), (iv), (v), (vi),
(x) and (xi) of this Agreement,
(E) Lender shall have approved the
form of any indemnification and/or
subordination agreement by and among
the Resulting Companies, or any of
them, and (F) the Resulting Companies
shall have reimbursed Lender for the
costs and expenses incurred by Lender
and its counsel in connection with
such transaction.

            (b) The Borrower will not,
and will not permit any of its
Subsidiaries to, engage to any material
extent in any business other than
businesses of substantially the same type conducted by the Borrower and its Subsidiaries on the date hereof and businesses reasonably related thereto.

      Section 7.4       Investments,
Loans, Etc.  The Borrower will not, and
will not permit any of its Subsidiaries
to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly-owned
Subsidiary prior to such merger), any
common stock, evidence of indebtedness
or other securities (including any
option, warrant, or other right to
acquire any of the foregoing) of, make
or permit to exist any loans or
advances to, Guarantee any
obligations of, or make or permit to
exist any investment or any other
interest in, any other Person
(all of the foregoing being collectively called "Investments"), or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other
Person ("Acquisitions"), except:

            (a) Investments (other
than Permitted Investments) existing
on the date hereof and set forth on
Schedule 7.4;

            (b) Permitted Investments;

            (c) Guarantees constituting
Indebtedness permitted by Section 7.1;
provided, that the aggregate principal
amount of Indebtedness of Subsidiaries
that are not Subsidiary Loan
Parties that is Guaranteed by any Loan
Party shall be subject to the limitation set forth in clause (d) hereof;

            (d) Investments made by the
Borrower in or to any Subsidiary and by
any Subsidiary to the Borrower or in or
to another Subsidiary;

            (e) loans or advances to
employees, officers or directors of the
Borrower or any Subsidiary in the ordinary course of business for travel, relocation and related expenses;

            (f) Hedging Agreements
permitted by Section 7.10;

            (g) Real estate investments
or joint ventures that are typical in
the Borrower's ordinary course of
business;

            (h) Other Investments
which in the aggregate do not exceed
$5,000,000.00 in any fiscal year of
the Borrower; and

            (i) Acquisitions not to
exceed in the aggregate in any fiscal
year of the Borrower 15% of Consolidated
Net Worth (measured at the end of the
immediately preceding fiscal year);
provided that Acquisitions in the
aggregate in any fiscal year of the
Borrower up to 20% of Consolidated
Net Worth (measured at the end of
the immediately preceding fiscal year)
may be made after delivery to the
Lender of pro forma consolidated
financial statements,
certified by the Borrower and reasonably acceptable to the Lender, showing that after giving effect to such Acquisitions no Default or Event of Default would exist.

      Section 7.5       Restricted
Payments.  After the date of this
Agreement, the Borrower will not, and
will not permit its Subsidiaries to,
declare or make, or agree to pay or
make, directly or indirectly, any
dividend on any class of its stock, or
make any payment on account of, or set
apart assets for a sinking or other
analogous fund for, the purchase,
redemption, retirement, defeasance or
other acquisition of, any Indebtedness
subordinated to the Obligations of the
Borrower or any options, warrants, or
other rights to purchase such
Indebtedness, whether now or hereafter
outstanding (each, a "Restricted Payment"), except for (i) dividends not exceeding
66.6% of Consolidated Net Income
subsequent to September 30,
2003, (ii) dividends payable by the
Borrower solely in shares of any
class of its common stock,
(iii) Restricted Payments made by any
Subsidiary to the Borrower or to
another Subsidiary Loan Party and
(iv) cash redemptions of the common
stock of the Borrower; provided,
that the exceptions permitted
pursuant to clauses (i) through (iv)
shall apply only if no Default or
Event of Default has occurred and is
continuing at the time such dividend
or other payment is paid or redemption
is made.

      Section 7.6       Sale of
Assets.  The Borrower will not, and
will not permit any of its Subsidiaries
to, convey, sell, lease, assign,
transfer or otherwise dispose of, any
of its assets, business or property,
whether now owned or hereafter
acquired, or, in the case of any
Subsidiary, issue or sell any shares
of such Subsidiary's common stock to,
any Person other than the Borrower or
any wholly-owned Subsidiary of the
Borrower (or to qualify directors if
required by applicable law), except:

            (a) the sale or other
disposition for fair market value of
obsolete or worn out property or other
property not necessary for operations
disposed of in the ordinary course of
business;

            (b) the sale of assets
and Permitted Investments in the
ordinary course of the
transportation and real estate
business of the Borrower and its
Subsidiaries including, without
limitation, the sale of any parcel
of real property for fair market
value;

            (c) the sale or other
disposition of such other assets in
an aggregate amount not to exceed
$5,000,000.00 during the term of
this Agreement; provided, however,
that such amount shall not include
(i) intercompany mergers of
Subsidiaries, (ii) sales, leases
or transfers of assets of any
Subsidiary to the Borrower or any
other Subsidiary, and (iii) mergers or
consolidations with the Borrower or
any Subsidiary so long as the Borrower
or such Subsidiary shall be the
surviving corporation and no Default
or Event of Default shall then exist;
and

            (d) the transfer of real
properties to SPE Subsidiaries for
the purpose of permanent financing
of such properties, in the ordinary
course of business of the Borrower.

      Section 7.7       Transactions
with Affiliates.  The Borrower will
not, and will not permit any of its
Subsidiaries to, sell, lease or
otherwise transfer any property or
assets to, or purchase, lease or
otherwise acquire any property or
assets from, or otherwise engage in
any other transactions with, any of its
Affiliates, except (a) in the ordinary
course of business at
prices and on terms and conditions
not less favorable to the Borrower
or such Subsidiary than could be
obtained on an arm's-length basis
from unrelated third parties including,
without limitation, those affiliate
transactions disclosed in the
Borrower's Form 10-K as on file with
the Securities and Exchange Commission
on the date hereof, (b) transactions
between or among the Borrower and
the Guarantors not involving any
other Affiliates and (c) any
Restricted Payment permitted by
Section 7.5.

      Section 7.8       Restrictive
Agreements.  The Borrower will not,
and will not permit any Subsidiary
to, directly or indirectly, enter
into, incur or permit to exist any
agreement that prohibits, restricts
or imposes any condition upon (a)
the ability of the Borrower or any
Subsidiary to create, incur or permit
any Lien upon any of its assets or
properties, whether now
owned or hereafter acquired, or (b)
the ability of any Subsidiary to pay
dividends or other distributions with
respect to its common stock, to make
or repay loans or advances to the
Borrower or any other Subsidiary, to
Guarantee Indebtedness of the
Borrower or any other Subsidiary or
to transfer any of its property or
assets to the Borrower or any
Subsidiary of the Borrower; provided,
that (i) the foregoing shall not apply
to restrictions or conditions imposed
by law or by this Agreement or any
other Loan Document, (ii) the foregoing
shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is sold and such sale is permitted hereunder, (iii) clause (a) shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions and conditions apply only to the property or assets securing such Indebtedness and (iv) clause (a) shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

      Section 7.9       Sale and
Leaseback Transactions.  The
Borrower will not, and will not
permit any of the Subsidiaries to,
enter into any arrangement,
directly or indirectly,
whereby it shall sell or transfer
any property, real or personal,
used or useful in its business,
whether now owned or hereinafter
acquired, and thereafter rent or
lease such property or other
property that it intends to use for
substantially the same purpose or
purposes as the property sold
or transferred.

      Section 7.10      Hedging
Agreements.  The Borrower will not,
and will not permit any of the
Subsidiaries to, enter into any
Hedging Agreement, other than
Hedging Agreements entered into
in the ordinary course of business
to hedge or mitigate risks to which
the Borrower or any Subsidiary is
exposed in the conduct of its business
or the management of its liabilities.
Solely for the avoidance of doubt, the
Borrower acknowledges that a Hedging
Agreement entered into for speculative
purposes or of a speculative nature
(which shall be deemed to include
any Hedging Agreement under which the
Borrower or any of the Subsidiaries is
or may become obliged to make any
payment (i) in connection with the
purchase by any third party of any
common stock or any Indebtedness or
(ii) as a result of changes in the
market value of any common stock or
any Indebtedness) is not a Hedging
Agreement entered into in the ordinary
course of business to hedge or
mitigate risks.

      Section 7.11      Amendment
to Material Documents.  The Borrower
will not, and will not permit any
Subsidiary to, amend, modify or
waive any of its rights in a manner
materially adverse to the Lender under
(a) its certificate of incorporation,
bylaws or other organizational
documents or (b) Material Contracts.

      Section 7.12      Permitted
Subordinated Indebtedness

            (a) The Borrower will not,
and will not permit any of its
Subsidiaries to (i) prepay, redeem,
repurchase or otherwise acquire for
value any Permitted Subordinated Debt,
or (ii) make any principal, interest
or other payments on any Permitted
Subordinated Debt that is not expressly
permitted by the subordination
provisions of the Subordinated Debt
Documents.

            (b) The Borrower will not,
and will not permit any of its
Subsidiaries to, agree to or permit
any amendment, modification or waiver
of any provision of any Subordinated Debt
Document if the effect of such amendment, modification or waiver is to (i) increase the interest rate on such Permitted
Subordinated Debt for change (to
earlier dates) the dates upon which
principal and interest are due thereon;
(ii) alter the redemption, prepayment
or subordination provisions thereof;
(iii) alter the covenants and events
of default in a manner that would make
such provisions more onerous or
restrictive to the Borrower or any
such Subsidiary; or (iv) otherwise
increase the obligations of the
Borrower or any Subsidiary in respect
of such Permitted Subordinated Debt
or confer additional rights upon the
holders thereof which individually or
in the aggregate would be adverse to
the Borrower or any of its Subsidiaries
or to the Lender.

      Section 7.13      Accounting
Changes.  The Borrower will not, and
will not permit any Subsidiary to,
make any significant change in
accounting treatment or reporting
practices, except as required or
preferred by GAAP, or change the
fiscal year of the Borrower or of any
Subsidiary, except to change the
fiscal year of a Subsidiary to
conform its fiscal year to that of
the Borrower.

      Section 7.14      Name Changes.
The Borrower will not, and will not
permit any Material Subsidiary or
Guarantor to, without thirty (30) days
prior written notice, change its
name, its place of business or, if
more than one, chief executive office,
or its mailing address or organizational identification number if it has one.

               ARTICLE 8

          EVENTS OF DEFAULT

      Section 8.1       Events of
Default.  If any of the following
events (each an "Event of Default")
shall occur:

            (a) the Borrower shall
fail to pay any principal of any
Loan when and as the same shall
become due and payable, whether
at the due date thereof or at a
date fixed for prepayment or
otherwise; or

            (b) the Borrower shall
fail to pay any interest on any
Loan or any fee or any other amount
(other than an amount payable under
clause (a) of this Article) payable
under this Agreement or any other
Loan Document, when and as the same
shall become due and payable, and
such failure shall continue
unremedied for a period of ten
(10) days; or

            (c) any representation
or warranty made or deemed made by
or on behalf of the Borrower or any
Subsidiary in or in connection with
this Agreement or any other Loan
Document (including the Schedules
attached thereto) and any amendments
or modifications hereof or waivers
hereunder, or in any certificate,
report, financial statement or other
document submitted to the Lender by
any Loan Party or any representative
of any Loan Party pursuant to
or in connection with this Agreement
or any other Loan Document shall
prove to be false or misleading when
made or deemed made or submitted; or

            (d) the Borrower shall
fail to observe or perform any covenant
or agreement contained in Sections 5.1
or 5.10 or Articles 6 or 7 (other than
in Section 7.14) and such failure
shall continue unremedied for a period
of thirty (30) days; or

            (e) any Loan Party shall
fail to observe or perform any
covenant or agreement
contained in Section 5.9; or

            (f) any Loan Party shall
fail to observe or perform any
covenant or agreement contained in
this Agreement or any other Loan
Document (other than those referred
to in clauses (a), (b), (d) and (e)
above), and such failure shall remain
unremedied for 30 days after the
earlier of (i) any officer of the
Borrower becomes aware of such
failure, or (ii) written notice thereof
shall have been given to the Borrower
by the Lender; or

            (g) the Borrower, any
Subsidiary Loan Party or any other
Subsidiary subject to any Indebtedness
exceeding $100,000.00 in the aggregate
other than non-recourse Indebtedness
(a "Recourse Subsidiary") (whether as
primary obligor or as guarantor or
other surety) shall fail to pay any
principal of or premium or interest on
any Material Indebtedness that is
outstanding, when and as the same
shall become due and payable (whether
at scheduled maturity, required
prepayment, acceleration, demand or
otherwise), and such failure shall
continue after the applicable grace
period, if any, specified in the
agreement or instrument evidencing
such Indebtedness; or any other event
shall occur or condition shall exist
under any agreement or instrument
relating to such Indebtedness and
shall continue after the applicable
grace period, if any, specified in
such agreement or instrument, if the
effect of such event or
condition is to accelerate, or permit
the acceleration of, the maturity of
such Indebtedness; or any
such Indebtedness shall be declared to
be due and payable; or required to be
prepaid or redeemed (other than by
a regularly scheduled required
prepayment or redemption), purchased
or defeased, or any offer to prepay,
redeem, purchase or defease such
Indebtedness shall be required to be
made, in each case prior to the
stated maturity thereof; or

            (h) the Borrower, any
Subsidiary Loan Party or any Recourse
Subsidiary shall (i) commence a
voluntary case or other proceeding
or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a custodian, trustee, receiver, liquidator or other similar official of it or any substantial part of its property, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Section, (iii) apply for or consent to the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Borrower, any such Subsidiary Loan
Party or any Recourse Subsidiary or
for a substantial part of its assets,
(iv) file an answer admitting the
material allegations of a petition
filed against it in any such
proceeding, (v) make a
general assignment for the benefit of
creditors, or (vi) take any action
for the purpose of effecting any of
the foregoing; or

            (i) an involuntary
proceeding shall be commenced or an
involuntary petition shall be filed
seeking (i) liquidation,
reorganization or other relief in
respect of the Borrower, any
Subsidiary Loan Party or any
Recourse Subsidiary or its debts,
or any substantial part of its
assets, under any federal, state or
foreign bankruptcy, insolvency or
other similar law now or hereafter
in effect or (ii) the appointment
of a custodian, trustee, receiver,
liquidator or other similar official
for the Borrower, any Subsidiary
Loan Party or any  Recourse Subsidiary
or for a substantial part of its
assets, and in any such case, such
proceeding or petition shall remain
undismissed for a period of 60 days
or an order or decree approving or
ordering any of the foregoing shall
be entered; or

            (j) the Borrower, any
Subsidiary Loan Party or any Recourse
Subsidiary shall become unable to pay,
shall admit in writing its inability
to pay, or shall fail to pay, its debts
as they become due; or

            (k) an ERISA Event shall
have occurred that, in the opinion of
the Lender, when taken together with
other ERISA Events that have occurred,
could reasonably be expected
to result in a Material Adverse Effect;
or

            (l) any judgment or order
for the payment of money in excess of
$3,500,000.00 (after application of net
insurance proceeds, if any) in the
aggregate or that could
reasonably be expected to have a Material
Adverse Effect shall be rendered against the Borrower, any Subsidiary Loan Party or any
Recourse Subsidiary, and either (i)
enforcement proceedings shall have been
commenced by any creditor upon such
judgment or order or (ii) there
shall be a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

            (m) any non-monetary
judgment or order shall be rendered a
gainst the Borrower, any Subsidiary
Loan Party or any Recourse Subsidiary
that could reasonably be expected to
have a Material Adverse Effect, and
there shall be a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

            (n) a Change in Control
shall occur or exist; or

            (o) any provision of any
Subsidiary Guarantee Agreement shall for any reason cease to be valid and binding on, or enforceable against, any Subsidiary
Loan Party, or any Subsidiary Loan Party shall so state in writing, or any Subsidiary Loan Party shall seek to terminate its Subsidiary Guarantee
Agreement;

then, and in every such event (other
than an event with respect to the
Borrower described in clause (h) or (i)
of this Section) and at any time
thereafter during the continuance of
such event, the Lender may, by notice
to the Borrower, take any or all of the
following actions, at the same or
different times: (i) terminate the
Revolving Commitment; (ii) terminate
the Term Commitment; (iii) declare the
principal of and any accrued interest
on the Loans, and all other Obligations
owing hereunder, to be, whereupon the
same shall become due and payable
immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (iv) exercise all remedies contained in any other Loan Document;
and (v) demand payment of an amount
equal to 100% of the aggregate
Available Amount under all outstanding
Letters of Credit, to be held by the
Lender as collateral for the Borrower's
reimbursement obligations; and that, if
an Event of Default specified in either
clause (h) or (i) shall occur, the
Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon, an amount equal to the aggregate
Available Amount under all outstanding
Letters of Credit, and all fees, and all other Obligations shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

              ARTICLE 9

              RESERVED

             ARTICLE 10

           MISCELLANEOUS

     Section 10.1       Notices.

            (a) Except in the case of
notices and other communications expressly permitted to be given by telephone, all notices and other communications to any party herein to be effective shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

To the Borrower:  Patriot Transportation
                    Holding, Inc.
                  200 W. Forsyth Street
                  7th Floor
                  Jacksonville, Florida
                   32202
                  Attention:  John D.
                  Milton, Jr.,
                  Telecopy Number:
                  (904) ___-____

To the Lender:     Wells Fargo Bank, N.A.
                   One Independent Drive
                   25th Floor
                   Jacksonville, Florida
                    32202
                   Attention:  Linda D. Coley
                   Telephone No:
                    (904) 351-7304
                   Telecopy No:  (904) 351-7293

With a copy to:   Charles V. Hedrick, Esq.
                  Foley & Lardner LLP
                  One Independent Drive
                  Suite 1300
                  Jacksonville, Florida
                  32202-5017
                  Telecopy Number:
                   (904) 359-8700

Any party hereto may change its address
or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All such notices and other communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the mails or if delivered, upon delivery; provided, that notices delivered to the Lender shall not be effective until actually received by such Person at its address specified in this Section 10.1.

            (b) Any agreement of the
Lender herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Lender shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Lender shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Lender in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans and all other Obligations hereunder shall not be affected in any way or to any extent by any failure of the Lender to receive written confirmation of any telephonic or facsimile notice or the receipt by the Lender of a confirmation which is at variance with the terms understood by the Lender to be contained in any such telephonic or facsimile notice.

      Section 10.2      Waiver;
Amendments.

            (a) No failure or delay
by the Lender in exercising any right
or power hereunder or any other Loan
Document, and no course of dealing
between the Borrower and the
Lender, shall operate as a waiver
thereof, nor shall any single or
partial exercise of any such right
or power or any abandonment or
discontinuance of steps to enforce
such right or power, preclude
any other or further exercise thereof
or the exercise of any other right or
power hereunder or thereunder.  The
rights and remedies of the Lender
hereunder and under the other Loan
Documents are cumulative and are not
exclusive of any rights or remedies
provided by law. No waiver of any
provision of this Agreement or any
other Loan Document or consent to any
departure by the Borrower therefrom
shall in any event be effective
unless the same shall be
permitted by paragraph (b) of this
Section, and then such waiver or
consent shall be effective
only in the specific instance and
for the purpose for which given.
Without limiting the generality
of the foregoing, the making of a
Loan shall not be construed as a
waiver of any Default or
Event of Default, regardless of
whether the Lender may have had
notice or knowledge of such
Default or Event of Default at the
time.

            (b) No amendment or
waiver of any provision of this
Agreement or the other Loan
Documents, nor consent to any
departure by the Borrower
therefrom, shall in any event be
effective unless the same shall
be in writing and signed by the
Borrower and the Lender and then
such waiver or consent shall be
effective only in the specific
instance and for the specific purpose
for which given.

      Section 10.3      Expenses;
Indemnification.

            (a) The Borrower shall
pay (i) subject to the limitations
set forth in the Commitment Letter,
all reasonable, out-of-pocket costs
and expenses of the Lender and its
Affiliates, including the reasonable
fees, charges and disbursements of
counsel for the Lender and its
Affiliates, in connection with the
syndication of the credit facilities
provided for herein, the preparation
and administration of the Loan
Documents and any amendments,
modifications or waivers thereof
(whether or not the transactions
contemplated in this Agreement or
any other Loan Document shall be
consummated) and (ii) all reasonable
out-of-pocket costs and expenses
(including, without limitation, the
reasonable fees, charges and
disbursements of outside counsel
and the allocated cost of inside
counsel) incurred by the Lender in
connection with the enforcement or
protection of its rights in
connection with this Agreement,
including its rights under this
Section, or in connection with the
Loans made, including all such
out-of-pocket expenses incurred
during any workout, restructuring
or negotiations in respect of such
Loans.

            (b) The Borrower shall
indemnify the Lender, and each
Related Party of the Lender (each,
an "Indemnitee") against, and hold
each of them harmless from, any and
all costs, losses, liabilities,
claims, damages and related expenses,
including the reasonable fees, charges
and disbursements of any counsel for
any Indemnitee, which may be incurred
by or asserted against any Indemnitee
arising out of, in connection with or
as a result of (i) the execution or
delivery of this Agreement or any
other agreement or instrument
contemplated hereby, the performance
by the parties hereto of their
respective obligations hereunder or
the consummation of any of the
transactions contemplated hereby,
(ii) any Loan or any actual or
proposed use of the proceeds
therefrom, (iii) any actual or
alleged presence or release of
Hazardous Materials on or
from any property owned by the
Borrower or any Subsidiary or any
Environmental Liability
related in any way to the Borrower
or any Subsidiary or (iv) any actual
or prospective claim, litigation,
investigation or proceeding relating
to any of the foregoing, whether
based on contract, tort or any other
theory and regardless of whether any
Indemnitee is a party thereto; provided, that the Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and nonappealable judgment.

            (c) The Borrower shall pay,
and hold the Lender harmless from and
against, any and all present and
future stamp, documentary, and other
similar taxes with respect to this
Agreement and any other Loan Documents,
any collateral described therein, or
any payments due thereunder, and save
the Lender harmless from and against
any and all liabilities with respect
to or resulting from any delay or
omission to pay such taxes.

            (d) To the extent permitted
by applicable law, the Borrower shall
not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to actual or direct damages) arising out of, in connection with or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated therein, any Loan or the use of proceeds thereof.

            (e) All amounts due under
this Section shall be payable promptly
after written demand therefor.

      Section 10.4      Successors and
Assigns.

            (a) The provisions of this
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights hereunder without the prior written consent of Lender
(and any attempted assignment or transfer by the Borrower without such consent shall be null and void).

            (b) The Lender may at any time,
without the consent of the Borrower, sell participations to one or more banks or other entities (a "Participant") in all or a portion of the Lender's rights and obligations under this Agreement
(including all or a portion of the Revolving
Commitment, the Term Commitment and the
Loans owing to it); provided, that (i) the Lender's obligations under this Agreement shall remain unchanged, (ii) the Lender shall remain solely responsible to the other parties hereto for the performance of its obligations hereunder, and (iii) the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Agreement and the other Loan
Documents. Any agreement between the
Lender and the Participant with respect
to such participation shall
provide that the Lender shall retain the sole right and responsibility to enforce this Agreement and the other Loan Documents and the right to approve any amendment, modification or waiver of this Agreement and the other Loan Documents; provided, that such participation agreement may provide that the Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver of this Agreement that would (i) increase the Revolving Commitment or Term
Commitment of the Participant without the written consent of such Participant, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Participant affected thereby, (iii) postpone the date fixed for any payment of any principal of, or interest on, any Loan or interest thereon or any fees hereunder or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date for the termination or reduction of any Commitment, without the written consent of each Participant affected thereby, (iv) release any guarantor or limit the liability of any such guarantor under any guaranty agreement without the written consent of such Participant; or
(v) release all or substantially all
collateral (if any) securing any of
the Obligations without the written
consent of such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections
2.16, 2.17, and 2.18 to the same extent as if it were a Lender hereunder and had acquired its interest by assignment pursuant to paragraph (b); provided, that no Participant shall be entitled to receive any greater payment under Section
2.16 or 2.18 than the Lender would have
been entitled to receive with respect to the participation sold to such Participant unless the sale of such participation is made with the Borrower's prior written consent. To the extent permitted by law, the Borrower agrees that each Participant shall be entitled to the benefits of Section
2.20 as though it were the Lender,
provided, that such Participant agrees
to share with the Lender the proceeds
thereof in accordance with Section 2.20
as fully as if it were the Lender
hereunder.

            (c) The Lender may at any
time pledge or assign a security
interest in all or any portion of its
rights under this Agreement, the
Revolving Credit Note and any Term Notes to secure its obligations to a Federal
Reserve Bank without complying with
this Section; provided, that no such
pledge or assignment shall release the
Lender from any of its obligations
hereunder or substitute any such
pledgee or assignee for the Lender
as a party hereto.

      Section 10.5      Governing Law;
Jurisdiction; Consent to Service of
Process.

            (a) This Agreement and the
other Loan Documents shall be construed
in accordance with and be governed by
the law (without giving effect to the
conflict of law principles thereof) of
the State of Florida.

            (b) The Borrower hereby
irrevocably and unconditionally
submits, for itself and its property,
to the non-exclusive jurisdiction of
the Circuit Court of Duval County,
Florida, the United States District
Court of the Middle District of Florida, and of any state court of the State of Florida and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan
Document or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Florida state court or, to the extent permitted by applicable law, such Federal court.
Each of the parties hereto agrees
that a final judgment in any such
action or proceeding shall be
conclusive and may be enforced
in other jurisdictions by suit on
the judgment or in any other
manner provided by law. Nothing in
this Agreement or any other Loan
Document shall affect any right
that the Lender may otherwise
have to bring any action or
proceeding relating to this
Agreement or any other Loan
Document against the Borrower or
its properties in the courts of
any jurisdiction.

            (c) The Borrower
irrevocably and unconditionally
waives any objection which
it may now or hereafter have to
the laying of venue of any such
suit, action or proceeding
described in paragraph (b) of this
Section and brought in any court
referred to in paragraph (b) of
this Section. Each of the parties
hereto irrevocably waives, to the
fullest extent permitted by
applicable law, the defense of an
inconvenient forum to the
maintenance of such action or
proceeding in any such court.

      Section 10.6      ARBITRATION
Arbitration.  The parties hereto agree,
upon demand by any party, to submit to
binding arbitration all claims, disputes and controversies between or among them
(and their respective employees,
officers, directors, attorneys, and
other agents), whether in tort, contract or otherwise in any way arising out of or relating to (i) any credit subject hereto, or any of the Loan Documents, and their negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) requests for additional credit.

            (b) Governing Rules.  Any
arbitration proceeding will (i) proceed
in a location in Florida selected by the American Arbitration Association ("AAA");
(ii) be governed by the Federal
Arbitration Act (Title 9 of the
United States Code), notwithstanding
any conflicting choice of law provision
in any of the documents between the
parties; and (iii) be conducted by
the AAA, or such other administrator
as the parties shall mutually agree
upon, in accordance with the AAA's
commercial dispute resolution procedures, unless the claim or counterclaim is at least $1,000,000.00 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA's optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to herein, as applicable, as the "Rules"). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control.
Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute. Nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. Section 91 or any similar applicable state law.

            (c) No Waiver of Provisional
Remedies, Self-Help and Foreclosure. The arbitration requirement does not limit the right of any party to (i) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of any party to submit any dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sections (i), (ii) and (iii) of this paragraph.

            (d) Arbitrator
Qualifications and Powers.  Any
arbitration proceeding in
which the amount in controversy is
$5,000,000.00 or less will be decided
by a single arbitrator
selected according to the Rules, and
who shall not render an award of greater than $5,000,000.00. Any dispute in which the amount in controversy exceeds
$5,000,000.00 shall be decided by
majority vote of a panel of three
arbitrators; provided however, that
all three arbitrators must actively
participate in all hearings and
deliberations. The arbitrator will be a neutral attorney licensed in the State of Florida or a neutral retired judge of the state or federal judiciary of Florida, in either case with a minimum of ten years experience in the substantive law applicable to the subject matter of the dispute to be arbitrated. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator shall resolve all disputes in accordance with the substantive law of Florida and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award.
The arbitrator shall also have the
power to award recovery of all costs
and fees, to impose sanctions and to
take such other action as the
arbitrator deems necessary to the
same extent a judge could pursuant
to the Federal Rules of Civil
Procedure, the Florida Rules of
Civil Procedure or other applicable
law.  Judgment upon the award rendered
by the arbitrator may be entered in
any court having jurisdiction.  The
institution and maintenance of an
action for judicial relief or pursuit
of a provisional or ancillary remedy
shall not constitute a waiver of the
right of any party, including
the plaintiff, to submit the
controversy or claim to arbitration
if any other party contests such
action for judicial relief.

            (e) Discovery.  In any
arbitration proceeding, discovery
will be permitted in accordance
with the Rules.  All discovery shall
be expressly limited to matters directly relevant to the dispute being arbitrated and must be completed no later than 20 days before the hearing date.
Any requests for an extension of the
discovery periods, or any discovery
disputes, will be subject
to final determination by the
arbitrator upon a showing that the
request for discovery is essential
for the party's presentation and that
no alternative means for obtaining
information is available.

            (f) Class Proceedings and
Consolidations.  No party hereto shall
be entitled to join or consolidate
disputes by or against others in any
arbitration, except parties who have
executed any Loan Document, or to
include in any arbitration any dispute
as a representative or member of a
class, or to act in any arbitration
in the interest of the general public
or in a private attorney general
capacity.

            (g) Payment Of Arbitration
Costs And Fees.  The arbitrator shall
award all costs and expenses of the
arbitration proceeding.

            (h) Miscellaneous.  To the
maximum extent practicable, the AAA,
the arbitrators and the parties shall
take all action required to conclude
any arbitration proceeding within 180
days of the filing of the dispute with
the AAA.  No arbitrator or other party
to an arbitration proceeding may
disclose the existence, content or
results thereof, except for
disclosures of information by a party
required in the ordinary course of its
business or by applicable law or
regulation.  If more than one
agreement for arbitration by or
between the parties potentially
applies to a dispute, the
arbitration provision most directly
related to the Loan Documents or
the subject matter of the dispute
shall control.  This arbitration
provision shall survive termination,
amendment or expiration of any of
the Loan Documents or any
relationship between the parties.

      Section 10.7      Right of
Setoff.  In addition to any rights
now or hereafter granted under
applicable law and not by way of
limitation of any such rights,
the Lender shall have the right,
at any time or from time to time
upon the occurrence and during the
continuance of an Event of Default,
without prior notice to the Borrower,
any such notice being expressly waived
by the Borrower to the extent permitted
by applicable law, to set off and apply
against all deposits (general or
special, time or demand, provisional
or final) of the Borrower at any time
held or other obligations at any time
owing by the Lender to or for the
credit or the account of the Borrower
against any and all Obligations held
by the Lender, irrespective of whether the Lender shall have made demand hereunder and although such Obligations may be unmatured. the Lender agrees promptly to notify the Borrower after any such set off and any application made by the Lender; provided, that the failure to give such notice shall not affect the validity of such set-off and application.

      Section 10.8      Counterparts;
Integration. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This
Agreement, the other Loan Documents,
and any separate letter agreement(s)
relating to any fees payable to the
Lender constitute the entire agreement
among the parties hereto and thereto
regarding the subject matters hereof
and thereof and supersede all prior
agreements and understandings, oral or
written, regarding such subject matters.

      Section 10.9      Survival.  All
covenants, agreements, representations
and warranties made by the Borrower
herein and in the certificates or other
instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.17, 2.18, 2.19 and 10.3 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Revolving Commitment or the Term
Commitment or the termination of this
Agreement or any provision hereof.
All representations and warranties made
herein, in the certificates, reports,
notices, and other documents delivered
pursuant to this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and the making of the Loans.

      Section 10.10     Severability.
Any provision of this Agreement or any
other Loan Document held to be illegal,
invalid or unenforceable in any
jurisdiction, shall, as to such
jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof;
and the illegality, invalidity or
unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 10.11     Confidentiality.
The Lender agrees to take normal and
reasonable precautions to maintain the
confidentiality of any information
designated in writing as confidential
and provided to it by the Borrower or
any Subsidiary, except that such information may be disclosed (i) to any Related Party of the Lender, including without limitation accountants, legal counsel and other advisors, (ii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iii) to the extent requested by any regulatory agency or authority, (iv) to the extent that such information becomes publicly available other than as a result of a breach of this Section, or which becomes available to the Lender or any Related Party of any of the foregoing on a nonconfidential basis from a source other than the Borrower, (v) in connection with the exercise of any remedy hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, and subject to provisions substantially similar to this
Section 10.11, to any actual or prospective assignee or Participant, or (vi) with the consent of the Borrower. Any Person required to maintain the confidentiality of any information as provided for in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such information as such Person would accord its own confidential information.

      Section 10.12     Interest Rate
Limitation.  Notwithstanding anything
herein to the contrary, if at any time
the interest rate applicable to any Loan, together with all fees, charges and other amounts which may be treated as interest on such Loan under applicable law (collectively, the "Charges"), shall exceed the maximum lawful rate of interest
(the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to the Lender in respect of other Loans or periods shall be increased
(but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by the Lender.

      Section 10.13     US PATRIOT
Act Notice.  Notwithstanding anything
herein to the contrary, Lender hereby
notifies the Borrower that, pursuant to
the requirements of Title III
of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA
PATRIOT Act) Act of 2001 (Public Law 107-56, signed into law October 26, 2001) and regulations promulgated thereunder
(collectively, the "Patriot Act"),
Lender is required to obtain, verify and record information that identifies the Loan
Parties, including without limitation the name, address and identification number of each Loan Party.

[Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties
hereto have caused this Agreement to
be duly executed, under seal in the case of the Borrower, by their respective authorized officers as of the day and year first above written.

                   PATRIOT TRANSPORTATION
                   HOLDING, INC.



                   By:
                   Print Name: John D. Milton, Jr.
                    Title: Vice President and
                           Chief Financial Officer




                   WELLS FARGO BANK, N.A.



                   By:
                   Print Name:  Charles N. Kauffman
                   Title:  Senior Vice President

         ACKNOWLEDGMENT OF BORROWER

STATE OF GEORGIA
COUNTY OF CAMDEN

      On this the 21st day of December,
2012, personally appeared John D. Milton, as the Vice President and Chief Financial
Officer of Patriot Transportation Holding,
Inc., a Florida corporation (the "Borrower"), and before me, executed the foregoing 2012
Amended and Restated Credit Agreement dated as of December 21, 2012 between the Borrower and Wells Fargo Bank, N.A. on behalf of such corporation.

       IN WITNESS WHEREOF, I have hereunto
set my hand and official seal.

        ------------------------------------
        Signature of Notary Public, State of

        ----------------------------------------
      (Print, Type or Stamp Commissioned Name of
        Notary Public)
       ____ Personally known ; OR
       ____ Produced identification
       Type of identification produced:_________

                   (Notary Seal)

   ACKNOWLEDGMENT OF WELLS FARGO BANK, N.A.

STATE OF GEORGIA
COUNTY OF CAMDEN


      On this the 21st day of December,
2012, personally appeared Charles N.
Kauffman, as the Senior Vice President of
Wells Fargo Bank, N.A., a national banking association, and before me, executed the foregoing 2012 Amended and Restated Credit
Agreement dated as of December 21, 2012, between the Borrower and Wells Fargo Bank,
N.A., on behalf of such national banking association.

      IN WITNESS WHEREOF, I have hereunto
set my hand and official seal.

              -----------------------------
              Signature of Notary Public,
              State and County Aforesaid

              ---------------------------------
              (Print, Type or Stamp Commissioned
               Name of Notary Public)
               ____ Personally known ; OR
               ____ Produced identification
               Type of identification produced:_____

                    (Notary Seal)

        SCHEDULE 4.5

   ENVIRONMENTAL MATTERS


Table intentionally omitted

          SCHEDULE 4.14

 Patriot Transportation Holding, Inc.
           Subsidiaries
      As of December 20, 2012

 Table intentionally omitted

          SCHEDULE 7.4

      EXISTING INVESTMENTS

  Table intentionally omitted

          EXHIBIT A

 RENEWAL REVOLVING CREDIT NOTE
$40,000,000.00   St. Mary's, Georgia
                 December __, 2012

      FOR VALUE RECEIVED, the
undersigned, PATRIOT TRANSPORTATION
HOLDING, INC., a Florida corporation
(the "Borrower"), hereby promises to
pay to Wells Fargo Bank, N.A. (the
"Lender") or its registered assigns,
at the office of Lender at One
Independent Drive, 25th Floor,
Jacksonville, Florida 32202, on the
Commitment Termination Date (as
defined in the 2012 Amended and
Restated Credit Agreement of even
date herewith (as the same may be
amended, supplemented or otherwise
modified from time to time, the
"Credit Agreement")), between the
Borrower and the Lender, the lesser
of the principal sum of Forty Million
and No/100 Dollars ($40,000,000.00)
and the aggregate unpaid principal
amount of all Revolving Loans made
by the Lender to the Borrower pursuant
to the Credit Agreement, in lawful
money of the United States of America
in immediately available funds, and to
pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrower further promises to pay all costs of collection, including the reasonable attorneys' fees of the Lender.

      The Borrower promises to pay
interest, on demand, on any overdue
principal and, to the extent permitted by law, overdue interest from their due dates at a rate or rates provided in the Credit Agreement.

      This Note is issued in connection
with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS
REVOLVING CREDIT NOTE SHALL BE CONSTRUED
IN ACCORDANCE WITH AND GOVERNED BY THE LAWS
OF THE STATE OF FLORIDA AND ANY APPLICABLE
LAWS OF THE UNITED STATES OF AMERICA.

      This Note renews, modifies and
increases the Revolving Credit Note
dated December 10, 2004, and shall
continue to represent amounts currently
outstanding under such earlier note.

               PATRIOT TRANSPORTATION
               HOLDING, INC.


               By:______________________
               Name: ___________________
               Title: __________________

   AFFIDAVIT OF OUT-OF-STATE DELIVERY

STATE OF GEORGIA
COUNTY OF CAMDEN

      Before me this day personally
appeared ______________________________
(the "Borrower's Agent"), _______________
[title or capacity] of Patriot Transportation
Holding, Inc. (the "Borrower") and
___________________________ the _____________
of Wells Fargo Bank, N.A. (the "Bank's Agent"), a duly authorized agent of Wells Fargo Bank, N.A., who being by me first duly sworn, depose(s) and say(s):

      1.        That on the date hereof the
Borrower's Agent executed the following
documents on behalf of the Borrower
(collectively, the "Documents") in the State of Georgia:

        (a)  That certain Renewal Revolving
Credit Note in the stated principal amount of $40,000,000 dated December __, 2012, made payable by Borrower to Wells Fargo Bank, N.A.
(the "Lender") and (b) that certain 2012
Amended and Restated Credit Agreement dated
December __, 2012 between Borrower and
Lender.

      2.        That the Borrower's Agent
personally delivered the Documents to the Bank's Agent and the Bank's Agent as agent of the Lender, accepted the Documents on the date hereof in the State of Georgia.

      FURTHER AFFIANTS SAYETH NOT.

    BORROWER'S AGENT: ________________________
                      _________________________
                      [name of Borrower's Agent]

    BANK'S AGENT:     _________________________
                      _________________________
                      [name of Bank's Agent]


Sworn to and subscribed before me this
____ day of December, 2012, at _________,
Georgia.

                   ________________________
                   Notary Public, State and
                   County Aforesaid
                   My Commission No.:
                   My Commission Expires:

            EXHIBIT B

       FORM OF TERM NOTE

$_____________         St. Mary's, Georgia
                         ________ __, 20__

      FOR VALUE RECEIVED, the
undersigned, PATRIOT TRANSPORTATION
HOLDING, INC., a Florida corporation
(the "Borrower"), hereby promises to pay to Wells Fargo Bank, N.A. (the "Lender") or its registered assigns, at the office of Lender at One Independent Drive, 25th
Floor, Jacksonville, Florida 32202, on
the Commitment Termination Date (as defined in the 2012 Amended and Restated Credit
Agreement of even date herewith (as the
same may be amended, supplemented or
otherwise modified from time to time, the "Credit Agreement")), between the Borrower and the Lender, the principal sum of _____________ and No/100 Dollars
($__,___,___.00), in lawful money of
the United States of America in
immediately available funds, and to
pay interest from the date hereof on
the principal amount thereof from time
to time outstanding, in like funds, at
said office, at the rate or rates per
annum and payable on such dates as
provided in the Credit Agreement.  In
addition, should legal action or an
attorney-at-law be utilized to collect
any amount due hereunder, the Borrower
further promises to pay all costs of
collection, including the reasonable
attorneys' fees of the Lender.

      The Borrower promises to pay
interest, on demand, on any overdue
principal and, to the extent permitted
by law, overdue interest from their
due dates at a rate or rates provided
in the Credit Agreement.

      This Note is issued in connection
with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS TERM NOTE
SHALL BE CONSTRUED IN ACCORDANCE WITH
AND GOVERNED BY THE LAWS OF THE
STATE OF FLORIDA AND ANY APPLICABLE
LAWS OF THE UNITED STATES OF AMERICA.

            PATRIOT TRANSPORTATION
            HOLDING, INC.


            By:___________________
            Name:_________________
            Title:________________

              [FORM OF]
AFFIDAVIT OF OUT-OF-STATE DELIVERY

STATE OF GEORGIA
COUNTY OF CAMDEN

      Before me this day personally
appeared ______________________________
(the
"Borrower's Agent"), _______________
[title or capacity] of Patriot
Transportation Holding,
Inc. (the "Borrower") and
___________________________ the
_____________ of Wells Fargo
Bank, N.A. (the "Bank's Agent"),
a duly authorized agent of Wells
Fargo Bank, N.A., who being by me
first duly sworn, depose(s) and say(s):

      1.        That on the date
hereof the Borrower's Agent executed
the following documents on behalf of
the Borrower (collectively, the
"Documents") in the State of Georgia:

        (a)     That certain Term Note
in the stated principal amount of
$__,___,___ dated __________ __, 20__,
made payable by Borrower to Wells Fargo
Bank, N.A. (the "Lender").

      2.        That the Borrower's
Agent personally delivered the
Documents to the Bank's Agent and the
Bank's Agent as agent of the Lender,
accepted the Documents on the date
hereof in the State of Georgia.

      FURTHER AFFIANTS SAYETH NOT.

    BORROWER'S AGENT:_____________
                     _____________
    [name of Borrower's Agent]

    BANK'S AGENT:_________________
                 _________________
    [name of Bank's Agent]


Sworn to and subscribed before me
this ____ day of __________, 20__,
at ________________, Georgia.


       ____________________________
       Notary Public, State and
       County Aforesaid
       My Commission No.:__________
       My Commission Expires:______

           EXHIBIT C

           [FORM OF]
  SUBSIDIARY GUARANTEE AGREEMENT

      SUBSIDIARY GUARANTEE AGREEMENT
dated as of ___________, 2012, among
each of the Subsidiaries listed on
Schedule I hereto (each such subsidiary
individually, a "Guarantor" and
collectively, the "Guarantors") of
PATRIOT TRANSPORTATION HOLDING, INC.,
a Florida corporation (the "Borrower"),
and WELLS FARGO BANK, NATIONAL
ASSOCIATION, a national banking
association (the "Lender") as
administrative agent (the "Administrative
Agent") for the Lenders (as defined in
the Credit Agreement referred to below).

      Reference is made to the 2012
Amended and Restated Credit Agreement
of even date herewith (as amended,
supplemented or otherwise modified
from time to time, the "Credit Agreement"), between the Borrower and the Lender.
Capitalized terms used herein and not
defined herein shall have the meanings
assigned to such terms in the Credit
Agreement.

      The Lender has agreed to make
Loans to the Borrower, pursuant to,
and upon the terms and subject to the
conditions specified in, the Credit
Agreement.  Each of the Guarantors is a
direct or indirect wholly-owned
Subsidiary of the Borrower, and part of
a common economic enterprise, and
acknowledges that it will derive
substantial benefit from the making
of the Loans by the Lenders because
advances thereunder will be used for
working capital, capital expenditure
and other general corporate purposes
of the Guarantors and will benefit the
consolidated group.  The obligation of
the Lender to make Loans is conditioned
on, among other things, the execution
and delivery by the Guarantors of a
Subsidiary Guarantee Agreement in the
form hereof.  As consideration therefor
and in order to induce the Lender to
make Loans, the Guarantors are willing
to execute this Subsidiary Guarantee
Agreement.

      Accordingly, the parties hereto
agree as follows:

      Section 1.        Guarantee.  Each
Guarantor unconditionally guarantees,
jointly with the other Guarantors and
severally, (a) the due and punctual
payment of (i) the principal of and
premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Lender under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents; and (c) the due and punctual payment and performance of all obligations of the Borrower, monetary or otherwise, under each Hedging

Agreement entered into with a counterparty that was the Lender or an Affiliate of a Lender at the time such Hedging Agreement was entered into (all the monetary and other obligations referred to in the preceding clauses (a) through (c) being collectively called the "Obligations").
Each Guarantor further agrees that the
Obligations may be extended or renewed,
in whole or in part, without notice to
or further assent from it, and that it
will remain bound upon its guarantee
notwithstanding any extension or renewal of any Obligation.

      Section 2.        Obligations
Not Waived.  To the fullest extent
permitted by applicable law, each
Guarantor waives presentment to, demand
of payment from and protest to the
Borrower of any of the Obligations, and
also waives notice of acceptance of its
guarantee and notice of protest for
nonpayment.  To the fullest extent
permitted by applicable law, the
obligations of each Guarantor hereunder
shall not be affected by (a) the failure of the Lender to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of the Credit Agreement, any other Loan
Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other
Loan Document, any Guarantee or any
other agreement, including with respect
to any other Guarantor under this
Agreement, or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Lender.

      Section 3.        Guarantee of
Payment.  Each Guarantor further agrees
that its guarantee constitutes a
guarantee of payment when due and
not of collection, and waives any
right to require that any resort be
had by the Lender to any of the
security held for payment of the
Obligations or to any balance of
any deposit account or credit on
the books of the Lender in
favor of the Borrower or any other
person.

      Section 4.        No Discharge
or Diminishment of Guarantee.  The
obligations of each Guarantor hereunder
shall not be subject to any reduction,
limitation, impairment or termination
for any reason (other than the
indefeasible payment in full in cash
of the Obligations), including
any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Lender to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan
Document or any other agreement, by
any waiver or modification of any
provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to the extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

      Section 5.        Defenses of
Borrower Waived.  To the fullest
extent permitted by applicable law,
each Guarantor waives any defense
based on or arising out of any
defense of the Borrower or the
unenforceability of the Obligations
or any part thereof from any cause,
or the cessation from any cause of
the liability of the Borrower, other
than the final and indefeasible
payment in full in cash of the
Obligations.  The Lender may, at
their election, foreclose on any
security held by one or more of them
by one or more judicial or nonjudicial
sales, accept an assignment of any such
security in lieu of foreclosure,
compromise or adjust any part of the
Obligations, make any other accommodation with the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor or guarantor, as the case may be, or any security.

      Section 6.        Agreement to Pay;
Subordination.  In furtherance of the
foregoing and not in limitation of any
other right that the Lender has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Lender in cash the amount of such unpaid Obligations.
Upon payment by any Guarantor of any sums to the Lender, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full in cash of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

      Section 7.        Information.
Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that the Lender will have no duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

      Section 8.        Representations
and Warranties. Each Guarantor represents and warrants as to itself that all representations and warranties relating to it (as a Subsidiary of the Borrower) contained in the Credit Agreement are true and correct.

      Section 9.        Termination.
The guarantees made hereunder (a) shall
terminate when all the Obligations have
been paid in full in cash and the Lender has no further commitment to lend under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Lender or any Guarantor upon the bankruptcy or reorganization of the Borrower, any
Guarantor or otherwise.  In connection
with the foregoing, the Lender shall
execute and deliver to such Guarantor
or Guarantor's designee, at such
Guarantor's expense, any
documents or instruments which such
Guarantor shall reasonably request
from time to time to evidence such
termination and release.

      Section 10.       Binding
Effect; Several Agreement; Assignments.
Whenever in this Agreement any of the
parties hereto is referred to, such
reference shall be deemed to include the successors and assigns of such party;
and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Lender, and a counterpart hereof shall have been executed on behalf of the Lender, and thereafter shall be binding upon such Guarantor and the Lender and their respective successors and assigns, and shall inure to the benefit of such Guarantor, and the Lender, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void).
If all of the capital stock of a
Guarantor is sold, transferred or
otherwise disposed of pursuant to a
transaction permitted by the Credit
Agreement, such Guarantor shall be
released from its obligations under
this Agreement without further
action. This Agreement shall be
construed as a separate agreement
with respect to each Guarantor
and may be amended, modified,
supplemented, waived or released
with respect to any Guarantor
without the approval of any other
Guarantor and without affecting the
obligations of any other Guarantor
hereunder.

      Section 11.       Waivers;
Amendment.

            (a) No failure or delay
of the Lender in exercising any
power or right hereunder shall operate
as a waiver thereof, nor shall any
single or partial exercise of any such
right or power, or any abandonment or
discontinuance of steps to enforce
such a right or power, preclude any
other or further exercise thereof or
the exercise of any other right or
power.  The rights of the Lender
hereunder and under the other Loan
Documents are cumulative and are not
exclusive of any rights or remedies
that they would otherwise have.  No
waiver of any provision of this
Agreement or consent to any departure
by any Guarantor therefrom shall in
any event be effective unless the
same shall be permitted by paragraph
(b) below, and then such waiver and
consent shall be effective only in
the specific instance and for the
purpose for which given.  No
notice or demand on any Guarantor
in any case shall entitle such
Guarantor to any other or
further notice in similar or other
circumstances.

            (b) Neither this Agreement
nor any provision hereof may be waived,
amended or modified except pursuant to
a written agreement entered into
between the Guarantors with respect
to which such waiver, amendment or
modification relates and the Lender.

      Section 12.       Governing Law.
THIS AGREEMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF FLORIDA.

      Section 13.       Notices.  All
communications and notices hereunder
shall be in writing and given as provided in Section 10.1 of the Credit Agreement.
All communications and notices hereunder to each Guarantor shall be given to it at its address set forth on Schedule I attached hereto.

      Section 14.       Survival of
Agreement; Severability.

     (a)        All covenants,
agreements representations and
warranties made by the Guarantors
herein and in the certificates or other
instruments prepared or delivered in
connection with or pursuant to this
Agreement or the other Loan Documents
shall be considered to have been relied
upon by the Lender and shall survive
the making by the Lender of the Loans
regardless of any investigation made
by any of them or on their behalf,
and shall continue in full force and
effect as long as the principal of or
any accrued interest on any Loan or
any other fee or amount payable under
this Agreement or any other Loan
Document is outstanding and unpaid
and as long as the Commitments have
not been terminated.

            (b) In the event one or
more of the provisions contained in
this Agreement or in any other Loan
Document should be held invalid,
illegal or unenforceable in any
respect, the validity, legality and
enforceability of the remaining
provisions contained herein and
therein shall not in any way be
affected or impaired thereby (it
being understood that the invalidity
of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      Section 15.       Counterparts.
 This Agreement may be executed in
counterparts, each of which shall
constitute an original, but all of
which when taken together shall
constitute a single contract (subject
to Section 10), and shall become
effective as provided in Section 10.
Delivery of an executed signature
page to this Agreement by facsimile
transmission shall be as effective as
delivery of a manually executed
counterpart of this Agreement.

      Section 16.       Rules of
Interpretation.  The rules of
interpretation specified in Section 1.4
of the Credit Agreement shall be
applicable to this Agreement.

      Section 17.       Jurisdiction;
Consent to Service of Process.

            (a) Each Guarantor hereby
irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Circuit
Court of Duval County, Florida, or any
Florida State court or Federal court of
the United States of America sitting in
Duval County, Florida, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Duval County, Florida
State court or, to the extent permitted
by law, in such Federal court.  Each
of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
Nothing in this Agreement shall affect
any right that the Lender may otherwise
have to bring any action or proceeding
relating to this Agreement or the other
Loan Documents against any Guarantor or
its properties in the courts of any
jurisdiction.

            (b) Each Guarantor hereby
irrevocably and unconditionally waives,
to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in the Circuit
Court of Duval County, Florida or any
other appropriate Florida State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

      Section 18.       Arbitration.

            (a) Arbitration.  The parties
hereto agree, upon demand by any party, to submit to binding arbitration all claims, disputes and controversies between or among them (and their respective employees, officers, directors, attorneys, and other agents), whether in tort, contract or otherwise in any way arising out of or relating to (i) any credit subject hereto, or any of the Loan Documents, and their negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or
(ii) requests for additional credit.

            (b) Governing Rules.  Any
arbitration proceeding will (i) proceed
in a location in Florida selected by the American Arbitration Association ("AAA");
(ii) be governed by the Federal Arbitration
Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be conducted by the AAA, or such other administrator as the parties shall mutually agree upon, in accordance with the AAA's commercial dispute resolution procedures, unless the claim or counterclaim is at least $1,000,000.00 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA's optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to herein, as applicable, as the "Rules"). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute. Nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. Section 91 or any similar applicable state law.

            (c) No Waiver of Provisional
Remedies, Self-Help and Foreclosure. The arbitration requirement does not limit the right of any party to (i) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding.
This exclusion does not constitute a
waiver of the right or obligation of any party to submit any dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sections (i),
(ii) and (iii) of this paragraph.

            (d) Arbitrator
Qualifications and Powers.  Any
arbitration proceeding in which the
amount in controversy is $5,000,000.00
or less will be decided by a single
arbitrator
selected according to the Rules, and
who shall not render an award of greater than $5,000,000.00. Any dispute in which the amount in controversy exceeds
$5,000,000.00 shall be decided by
majority vote of a panel of three
arbitrators; provided however, that
all three arbitrators must actively
participate in all hearings and
deliberations.  The arbitrator will
be a neutral attorney licensed in the
State of Florida or a neutral retired
judge of the state or federal judiciary
of Florida, in either case with a
minimum of ten years experience in
the substantive law applicable to the
subject matter of the dispute to be
arbitrated. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim.
In any arbitration proceeding the
arbitrator will decide (by documents
only or with a hearing at the
arbitrator's discretion) any pre-
hearing motions which are similar to
motions to dismiss for failure to
state a claim or motions for summary
adjudication.  The arbitrator shall
resolve all disputes in accordance
with the substantive law of Florida
and may grant any remedy or relief
that a court of such state could
order or grant within the scope hereof
and such ancillary relief as is
necessary to make effective any award.
The arbitrator shall also have the
power to award recovery of all costs
and fees, to impose sanctions and to
take such other action as the
arbitrator deems necessary to the
same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Florida Rules of Civil Procedure or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

            (e) Discovery.  In any
arbitration proceeding, discovery
will be permitted in accordance with
the Rules.  All discovery shall be
expressly limited to matters directly
relevant to the dispute being
arbitrated and must be completed
no later than 20 days before the
hearing date.  Any requests for an
extension of the discovery periods,
or any discovery disputes, will be
subject to final determination by
the arbitrator upon a showing that
the request for discovery is essential
for the party's presentation and
that no alternative means for
obtaining information is available.

            (f) Class Proceedings
and Consolidations.  No party hereto
shall be entitled to join or consolidate disputes by or against others in any arbitration, except parties who have executed any Loan Document, or to include in any arbitration any dispute as a representative or member of a class, or to act in any arbitration in the interest of the general public or in a private attorney general capacity.

            (g) Payment Of
Arbitration Costs And Fees.
The arbitrator shall award all
costs and expenses of the
arbitration proceeding.

            (h) Miscellaneous.  To
the maximum extent practicable, the
AAA, the arbitrators and the parties
shall take all action required to
conclude any arbitration proceeding
within 180 days of the filing of the
dispute with the AAA.  No arbitrator
or other party to an arbitration
proceeding may disclose the existence,
content or results thereof, except for
disclosures of information by a party
required in the ordinary course of its
business or by applicable law or
regulation.  If more than one agreement
for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to the Loan

Documents or the subject matter of the
dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.

      Section 19.       Additional
Guarantors.  Pursuant to Section
5.10 of the Credit Agreement,
certain Subsidiaries that were not
in existence on the date of the
Credit Agreement are required
to enter into this Agreement as a
Guarantor.  Upon execution and
delivery after the date hereof
by the Lender and such Subsidiary
of an instrument in the form of Annex
I, such Subsidiary shall become a
Guarantor hereunder with the same
force and effect as if originally
named as a Guarantor herein.  The
execution and delivery of any
instrument adding an additional
Guarantor as a party to this
Agreement shall not require the
consent of any other Guarantor
hereunder.  The rights and
obligations of each Guarantor
hereunder shall remain in full
force and effect notwithstanding
the addition of any new Guarantor
as a party to this Agreement.

      Section 20.       Right of
Setoff.  If an Event of Default
shall have occurred and be
continuing, Lender is hereby
authorized at any time and from
time to time, to the fullest extent
permitted by law, to set off and
apply any and all deposits (general
or special, time or demand,
provisional or final) at any time
held and other Indebtedness at any
time owing by such Lender
to or for the credit or the account
of any Guarantor against any or all
the obligations of such
Guarantor now or hereafter existing
under this Agreement and the other
Loan Documents held
by such Lender, irrespective of
 whether or not such Person shall
have made any demand under
this Agreement or any other Loan
Document and although such
obligations may be unmatured.
The rights of each Lender under
this Section 20 are in addition
to other rights and remedies
(including other rights of setoff)
which such Lender may have.

    IN WITNESS WHEREOF, the parties
hereto have duly executed this Agreement as of the day and year first above written.

                EACH OF THE SUBSIDIARIES
                LISTED ON SCHEDULE I HERETO


                By:_______________________
                Name:____________________
                Title:___________________

                WELLS FARGO BANK, N.A.


                By:______________________
                Name:____________________
                Title:___________________

               SCHEDULE I TO THE
        SUBSIDIARY GUARANTEE AGREEMENT

Guarantor(s)         Address

FRTL, Inc.           200 W. Forsyth Street, 7th Floor
                     Jacksonville, FL  32202

Florida Rock and
 Tank Lines, Inc.    200 W. Forsyth Street, 7th Floor
                     Jacksonville, FL  32202

STI Holdings, Inc.   200 W. Forsyth Street, 7th Floor
                     Jacksonville, FL  32202

Florida Rock
  Properties, Inc.   200 W. Forsyth Street, 7th Floor
                     Jacksonville, Fl  32202

FRP Development Corp. 200 W. Forsyth Street, 7th Floor
                      Jacksonville, Fl  32202

          ANNEX I TO THE
 SUBSIDIARY GUARANTEE AGREEMENT

      SUPPLEMENT NO.  [____] dated as
of [_________________], to the Subsidiary
Guarantee Agreement (the "Guarantee
Agreement") dated as of December __,
2012 among each of the subsidiaries
listed on Schedule I thereto (each
such Subsidiary individually, a "Guarantor" and collectively, the "Guarantors") of
PATRIOT TRANSPORTATION HOLDING, INC., a
Florida corporation (the "Borrower"),
and WELLS FARGO BANK, N.A., a national
banking association (the "Lender").

      A.        Reference is made to
the 2012 Amended and Restated Credit
Agreement dated as of December __, 2012
(as amended, supplemented or otherwise
modified from time to time, the "Credit
Agreement"), between the Borrower and
the Lender. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      B.        The Guarantors have
entered into the Guarantee Agreement
in order to induce the Lenders to make
Loans.  Pursuant to Section 5.10 of the
Credit Agreement, certain Subsidiaries
that were not in existence on the date
of the Credit Agreement are required
to enter into the Guarantee Agreement
as a Guarantor.  Section 19 of the
Guarantee Agreement provides that
additional Subsidiaries of the Borrower
may become Guarantors under the
Guarantee Agreement by execution and
delivery of an instrument in the form
of this Supplement.  The undersigned
Subsidiary of the Borrower (the "New
Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

      Accordingly, the Lender and the
New Guarantor agree as follows:

      Section 1.        In accordance
with Section 19 of the Guarantee
Agreement, the New Guarantor by its
signature below becomes a Guarantor
under the Guarantee Agreement with the
same force and effect as if originally
named therein as a Guarantor and the
New Guarantor hereby (a) agrees to all
the terms and provisions of the
Guarantee Agreement applicable to it as
Guarantor thereunder and (b) represents
and warrants that the representations
and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a Guarantor in the Guarantee Agreement shall be deemed to include the New
Guarantor.  The Guarantee Agreement is
hereby incorporated herein by reference.

      Section 2.        The New Guarantor
represents and warrants to the Lender that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

      Section 3.        This Supplement
may be executed in counterparts each of
which shall constitute an original, but
all of which when taken together shall
constitute a single contract.  This
Supplement shall become effective when
the Lender shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New
Guarantor and the Lender.

Delivery of an executed signature page
to this Supplement by facsimile
transmission shall be as effective as
delivery of a manually signed
counterpart of this Supplement.

      Section 4.        Except as
expressly supplemented hereby, the
Guarantee Agreement shall remain in
full force and effect.

      Section 5.        THIS SUPPLEMENT
SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF FLORIDA.

      Section 6.        In case
any one or more of the provisions
contained in this Supplement
should be held invalid, illegal
or unenforceable in any respect,
the validity, legality and
enforceability of the remaining
provisions contained herein and in
the Guarantee Agreement shall
not in any way be affected or
impaired thereby (it being understood
that the invalidity of a
particular provision hereof in a
particular jurisdiction shall not
in and of itself affect the validity
of such provision in any other
jurisdiction).  The parties hereto
shall endeavor in good-faith
negotiations to replace the invalid,
illegal or unenforceable provisions
with valid provisions the
economic effect of which comes as
close as possible to that of the
invalid, illegal or
unenforceable provisions.

      Section 7.        All
communications and notices
hereunder shall be in writing
and given as provided in Section
13 of the Guarantee Agreement.
All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

      Section 8.        The New
Guarantor agrees to reimburse the
Lender for its out-of-pocket
expenses in connection with this
Supplement, including the fees,
disbursements and other
charges of counsel for the Lender.

      IN WITNESS WHEREOF, the New
Guarantor and the Administrative
Agent have duly executed this
Supplement to the Guarantee
Agreement as of the day and
year first above written.

         [Name of New Guarantor]


         By:____________________
         Name:__________________
         Title:_________________
         Address:_______________
         _______________________

         WELLS FARGO BANK, N.A.


         By:___________________
         Name:_________________
         Title:________________

                EXHIBIT D

                [FORM OF]
INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT

      INDEMNITY, SUBROGATION AND CONTRIBUTION
AGREEMENT dated as of December __, 2012 among PATRIOT TRANSPORTATION HOLDING, INC., a Florida corporation (the "Borrower"), each Subsidiary listed on Schedule I hereto (the "Guarantors"), and WELLS FARGO BANK, N.A., a national banking association (the "Lender").

      Reference is made to (a) the 2012
Amended and Restated Credit Agreement dated as of December __, 2012 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower and the Lender and (b) the Subsidiary
Guarantee Agreement dated as of December __,
2012, among the Guarantors and the Lender
(as amended, supplemented or otherwise
modified from time to time, the "Guarantee
Agreement"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      The Lender has agreed to make Loans
to the Borrower, pursuant to, and upon
the terms and subject to the conditions
specified in, the Credit Agreement.  The
Guarantors have guaranteed such Loans and the other Obligations (as defined in the Guarantee Agreement) of the Borrower under the Credit Agreement pursuant to the Guarantee Agreement. The obligation of the Lenders to make Loans is conditioned on, among other things, the execution and delivery by the Borrower and the Guarantors of an agreement in the form hereof.

      Accordingly, the Borrower, each
Guarantor and the Lender agree as follows:

      Section 1.        Indemnity and
Subrogation.  In addition to all such
rights of indemnity and subrogation as the Guarantors may have under applicable law
(but subject to Section 3), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under the Guarantee Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment.

      Section 2.        Contribution
and Subrogation.  Each Guarantor (a
"Contributing Guarantor") agrees
(subject to Section 3) that, in the
event a payment shall be made by any other
Guarantor under the Guarantee Agreement
and such other Guarantor (the "Claiming
Guarantor") shall not have been fully
indemnified by the Borrower as provided
in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any
Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this
Section 2 shall be subrogated to the
rights of such Claiming Guarantor
under Section 1 to the extent of such
payment.

      Section 3.        Subordination.
Notwithstanding any provision of this
Agreement to the contrary, all rights
of the Guarantors under Sections 1 and
2 and all other rights of indemnity,
contribution or subrogation under
applicable law or otherwise shall be
fully subordinated to the indefeasible
payment in full in cash of the Obligations.
No failure on the part of the Borrower or any Guarantor to make the payments required under applicable law or otherwise shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

      Section 4.        Termination.
This Agreement shall survive and be in
full force and effect so long as any
Obligation is outstanding and has not been indefeasibly paid in full in cash, and so long as any of the Commitments under the Credit Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Lender or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

      Section 5.        Governing Law.
THIS AGREEMENT SHALL BE GOVERNED BY,
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF FLORIDA.

      Section 6.        No Waiver; Amendment.

            (a) No failure on the part of
the Lender or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Lender or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Lender and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

            (b) Neither this Agreement
nor any provision hereof may be waived,
amended or modified except pursuant to
a written agreement entered into
between the Borrower, the Guarantors
and the Lender.

      Section 7.        Notices.
All communications and notices
hereunder shall be in writing and
given as provided in the Guarantee
Agreement and addressed as
specified therein.

      Section 8.        Binding
Agreement; Assignments.  Whenever in
this Agreement any of the parties
hereto is referred to, such reference
shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the
Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Lender. Notwithstanding the foregoing, at the time any Guarantor is released from its obligations under the Guarantee
Agreement in accordance with such
Guarantee Agreement and the Credit
Agreement, such Guarantor will cease to
have any rights or obligations under this Agreement.

      Section 9.        Survival of
Agreement; Severability.

            (a) All covenants and
agreements made by the Borrower and
each Guarantor herein and in the
certificates or other instruments
prepared or delivered in connection
with this Agreement or the other Loan
Documents shall be considered to have
been relied upon by the
Lender and each Guarantor and shall
survive the making by the Lenders of
the Loans, and shall continue in full
force and effect as long as the
principal of or any accrued interest
on any Loans or any other fee or
amount payable under the Credit
Agreement or this Agreement or under
any of the other Loan Documents is
outstanding and unpaid and as long
as the Commitments have not been
terminated.

            (b) In case one or more
of the provisions contained in this
Agreement should be held invalid,
illegal or unenforceable in any
respect, no party hereto shall be
required to comply with such
provision for so long as such
provision is held to be invalid,
illegal or unenforceable, but the
validity, legality and enforceability
of the remaining provisions contained
herein shall not in any way be
affected or impaired thereby.  The
parties shall endeavor in good-
faith negotiations to replace the
invalid, illegal or unenforceable
provisions with valid provisions
the economic effect of which comes
as close as possible to that of the
invalid, illegal or
unenforceable provisions.

      Section 10.       Counterparts.
This Agreement may be executed in
counterparts (and by different parties
hereto on different counterparts) each
of which shall constitute an original,
but all of which when taken together
shall constitute a single contract.
This Agreement shall be effective with
respect to any Guarantor when a
counterpart bearing the signature of
such Guarantor shall have been delivered to the Lender. Delivery of an executed signature page to this
Agreement by facsimile transmission
shall be as effective as delivery of a
manually signed counterpart of this
Agreement.

      Section 11.       Rules of
Interpretation.  The rules of
interpretation specified in Section 1.4
of the Credit Agreement shall be
applicable to this Agreement.

      Section 12.       Additional
Guarantors.  Pursuant to Section 5.10
of the Credit Agreement, certain
Subsidiaries of the Borrower that
were not in existence on the date
of the Credit Agreement are required
to enter into the Guarantee Agreement
as Guarantor.  Upon the execution and
delivery, after the date hereof, by
the Lender and such Subsidiary of an
instrument in the form of Annex I hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional
Guarantor as a party to this Agreement
shall not require the consent of any
Guarantor hereunder. The rights and
obligations of each Guarantor
hereunder shall remain in full force
and effect notwithstanding the
addition of any new Guarantor as
a party to this Agreement.

      IN WITNESS WHEREOF, the parties
hereto have caused this Agreement to
be executed by their duly authorized
officers as of the date first appearing
above.

           PATRIOT TRANSPORTATION
           HOLDING, INC.

           By:____________________
           Name:__________________
           Title:________________

           EACH OF THE SUBSIDIARIES
           LISTED ON SCHEDULE I HERETO, as
           a Guarantor

           By: __________________
           Name:_________________
           Title:________________

           WELLS FARGO BANK, N.A.

           By:___________________
           Name:_________________
           Title:________________

              SCHEDULE I
     TO THE INDEMNITY, SUBROGATION
      AND CONTRIBUTION AGREEMENT

              Guarantors


Name                            Address

FRTL, Inc.                      200 W. Forsyth Street, 7th Floor
                                Jacksonville, FL  32202

Florida Rock and Tank Lines,
  Inc.                          200 W. Forsyth Street, 7th Floor
                                Jacksonville, FL  32202

Florida Rock Properties, Inc.   200 W. Forsyth Street, 7th Floor
                                Jacksonville, Fl  32202

FRP Development Corp.           200 W. Forsyth Street, 7th Floor
                                Jacksonville, Fl  32202

STI Holdings, Inc.              200 W. Forsyth Street, 7th Floor
                                Jacksonville, Fl  32202

               ANNEX I
   TO INDEMNITY, SUBROGATION AND
       CONTRIBUTION AGREEMENT

      SUPPLEMENT NO. [____] dated as of
[__________________], to the Indemnity,
Subrogation and Contribution Agreement
dated as of December __, 2012 (as the
same may be amended, supplemented or
otherwise modified from time to time,
the "Indemnity, Subrogation and
Contribution Agreement") among PATRIOT
TRANSPORTATION HOLDING, INC., a
Florida corporation (the "Borrower"),
each Subsidiary listed on Schedule I
thereto (the "Guarantors") and WELLS
FARGO BANK, N.A. (the "Lender").

      A.        Reference is made to
(a) the 2012 Amended and Restated
Credit Agreement dated as of December
__, 2012 (as amended, supplemented or
otherwise modified from time to
time, the "Credit Agreement"), between
the Borrower and the Lender, and (b)
the Subsidiary Guarantee Agreement
 dated as of December __, 2012, among
the Guarantors and the Lender (as
amended, supplemented or otherwise
modified from time to time, the
"Guarantee Agreement").

      B.        Capitalized terms
used herein and not otherwise defined
herein shall have the meanings assigned
to such terms in the Indemnity,
Subrogation and Contribution Agreement
and the Credit Agreement.

      C.        The Borrower and the
Guarantors have entered into the
Indemnity, Subrogation and Contribution
Agreement in order to induce the Lender
to make Loans.  Pursuant to Section
5.10 of the Credit Agreement, certain
Subsidiaries that were not in existence
on the date of the Credit Agreement are
required to enter into the Guarantee
Agreement as a Guarantor.  Section 12
of the Indemnity, Subrogation and
Contribution Agreement provides that
additional Subsidiaries may become
Guarantors under the Indemnity,
Subrogation and Contribution Agreement
by execution and delivery of an
instrument in the form of this
Supplement.  The undersigned
Subsidiary (the "New Guarantor") is
executing this Supplement in accordance
with the requirements of the Credit
Agreement to become a Guarantor under
the Indemnity, Subrogation and Contribution
Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

      Accordingly, the Lender and the New
Guarantor agree as follows:

      Section 1.        In accordance
with Section 12 of the Indemnity,
Subrogation and Contribution Agreement,
the New Guarantor by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution
Agreement applicable to it as Guarantor
thereunder. Each reference to a Guarantor in the Indemnity, Subrogation and
Contribution Agreement shall be deemed
to include the New Guarantor.  The
Indemnity, Subrogation and Contribution
Agreement is hereby incorporated herein
by reference.

      Section 2.        The New Guarantor
represents and warrants to the Lender that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

      Section 3.        This Supplement
may be executed in counterparts (and by
different parties hereto on different
counterparts) each of which shall
constitute an original, but all of
which when taken together shall
constitute a single contract.  This
Supplement shall become effective when
the Lender shall have received
counterparts of this Supplement that,
when taken together, bear the signature
of the New Guarantor and the Lender.
Delivery of an executed signature
page to this Supplement by facsimile
transmission shall be as effective as
delivery of a manually signed
counterpart of this Supplement.

      Section 4.        Except as
expressly supplemented hereby, the
Indemnity, Subrogation and
Contribution Agreement shall remain
in full force and effect.

      Section 5.        THIS
SUPPLEMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE
LAWS OF THE STATE OF FLORIDA.

      Section 6.        In case any
one or more of the provisions contained
in this Supplement should be held
invalid, illegal or unenforceable
in any respect, neither party hereto
shall be required to comply with such
provision for so long as such
provision is held to be invalid,
illegal or unenforceable, but the
validity, legality and enforceability
of the remaining provisions
contained herein and in the Indemnity,
Subrogation and Contribution Agreement
shall not in any way be affected or
impaired.  The parties hereto shall
endeavor in good-faith negotiations to
replace the invalid, illegal or
unenforceable provisions with valid
provisions the economic effect
of which comes as close as possible to
that of the invalid, illegal or
unenforceable provisions.

      Section 7.        All
communications and notices hereunder
shall be in writing and given as
provided in Section 7 of the
Indemnity, Subrogation and Contribution
Agreement.  All communications and
notices hereunder to the New Guarantor
shall be given to it at the address
set forth under its signature.

      Section 8.        The New Guarantor
agrees to reimburse the Lender for its
reasonable out-of-pocket expenses in
connection with this Supplement,
including the reasonable fees, other
charges and disbursements of counsel
for the Lender.

        IN WITNESS WHEREOF, the New
Guarantor and the Lender have duly
executed this Supplement to the
Indemnity, Subrogation and Contribution
Agreement as of the day and year
first above written.

              [Name of New Guarantor]


              By:____________________
              Name:__________________
              Title:_________________
              Address:_______________



              WELLS FARGO BANK, N.A.


              By:__________________
              Name:________________
              Title:_______________

               SCHEDULE I

 TO SUPPLEMENT NO. ____ TO THE INDEMNITY,
  SUBROGATION AND CONTRIBUTION AGREEMENT

              Guarantors

Name                            Address

             EXHIBIT 2.3

 NOTICE OF REVOLVING LOAN BORROWING

                [Date]

Wells Fargo Bank, N.A.
One Independent Drive, 25th Floor
Jacksonville, Florida  32202

Dear Sirs:

      Reference is made to the 2012
Amended and Restated Credit Agreement
dated as of December __, 2012 (as
amended and in effect on the date
hereof, the "Credit Agreement"),
between the undersigned, as Borrower,
and Wells Fargo Bank, N.A., as Lender.
Terms defined in the Credit Agreement
are used herein with the same meanings.
This notice constitutes a Notice of
Revolving Loan Borrowing, and the
Borrower hereby requests a Revolving
Loan Borrowing under the Credit
Agreement, and in that connection
the Borrower specifies the following
information with respect to the
Revolving Loan Borrowing requested
hereby:

(A)     Aggregate principal amount of
        Revolving Borrowing :

(B)     Date of Revolving Loan Borrowing
        (which is a Business Day):

(C)     Interest Rate basis :

(D)     Interest Period :

(E)     Location and number of Borrower's
        account to which proceeds of
        Revolving Borrowing are to be
        disbursed:

      The Borrower hereby represents
and warrants that the conditions
specified in paragraphs (a), (b) and
(c) of Section 3.2 of the Credit
Agreement are satisfied.

                Very truly yours,

                PATRIOT TRANSPORTATION
                HOLDING, INC.

                By:____________________
                Name:__________________
                Title:_________________

          EXHIBIT 2.5

 NOTICE OF TERM LOAN BORROWING

             [Date]

Wells Fargo Bank, N.A.
One Independent Drive, 25th Floor
Jacksonville, Florida  32202

Dear Sirs:

      Reference is made to the 2012
Amended and Restated Credit Agreement
dated as of December __, 2012 (as amended and in effect on the date hereof, the "Credit Agreement"), between the undersigned, as Borrower, and Wells
Fargo Bank, N.A., as Lender.  Terms
defined in the Credit Agreement are
used herein with the same meanings.
This notice constitutes a Notice of
Term Loan Borrowing, and the Borrower
hereby requests a Term Laon Borrowing
under the Credit Agreement, and in
that connection the Borrower
specifies the following information with respect to the Revolving Borrowing requested hereby:

(A)     Aggregate principal amount of
        Term Loan Borrowing :

(B)     Date of Term Loan Borrowing
        (which is a Business Day):

(C)     Interest Rate basis :

(D)     Interest Period :

(E)     Location and number of Borrower's
        account to which proceeds of Term
        Loan Borrowing are to be disbursed:

The Borrower hereby represents and
warrants that the conditions specified
in paragraphs (a), (b) and (c) of Section
3.2 of the Credit Agreement are satisfied.

                        Very truly yours,

                        PATRIOT TRANSPORTATION
                        HOLDING, INC.

                        By:___________________
                        Name:_________________
                        Title:_______________

            EXHIBIT 2.7

 NOTICE OF CONTINUATION/CONVERSION

               [Date]

Wells Fargo Bank, N.A.
One Independent Drive, 25th Floor
Jacksonville, Florida  32202

Dear Sirs:

      Reference is made to the 2012
Amended and Restated Credit Agreement
dated as of December __, 2012 (as
amended and in effect on the date
hereof, the "Credit Agreement"),
between the undersigned, as Borrower,
and Wells Fargo Bank, N.A., as Lender.
Terms defined in the Credit Agreement
are used herein with the same meanings.
This notice constitutes a Notice of
Revolving Borrowing, and the Borrower
hereby requests a Revolving Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Revolving Borrowing requested hereby:

(A)     Revolving Borrowing to which
        this request applies:

(B)     Principal amount of Revolving
        Borrowing to be converted/continued:

(C)     Effective date of election (which
        is a Business Day):

(D)     Interest rate basis:

(E)     Interest Period:

                Very truly yours,

                PATRIOT TRANSPORTATION
                HOLDING, INC.


                By:___________________
                Name:________________
                Title:_______________

          EXHIBIT 3.1(b)(iv)

    FORM OF SECRETARY'S CERTIFICATE

      Reference is made to the 2012 Amended
and Restated Credit Agreement dated as of December __, 2012 (as amended and in effect on the date hereof, the "Credit Agreement"), between the undersigned, as Borrower, and Wells Fargo Bank, N.A., as Lender. Terms defined in the Credit Agreement are used herein with the same meanings. This
Certificate is being delivered pursuant
to Section 3.1(b)(iv) of the Credit
Agreement.

      I, [______________________], Secretary
of the Borrower, DO HEREBY CERTIFY that:

      (a)       annexed hereto as Exhibit
A is a true and correct copy of the articles of incorporation of the Borrower, which have not been amended, modified, supplemented or restated except as set forth in Exhibit A and remain in full force and effect as of the date hereof;

      (b)       no proceeding have been
instituted or are pending or contemplated with respect to the dissolution, liquidation or sale of all or substantially all the assets of the Borrower or threatening its existence or the forfeiture or any of its corporate rights;

      (c)       annexed hereto as
Exhibit B is a true and correct copy
of the Bylaws of the Borrower as in
effect on the date of the attached
Resolutions and at all times
thereafter through the date hereof;

      (d)       annexed hereto as
Exhibit C is a true and correct
copy of certain resolutions duly
adopted by the Board of Directors
of the Borrower at a meeting of
said Board of Directors duly
called and held on ___________________,
2012, which resolutions are the only
resolutions adopted by the Board of
Directors of the Borrower or any
committee thereof relating to the
Credit Agreement and the other Loan
Documents to which the Borrower is
a party and the transactions
contemplated therein and have
not been revoked, amended,
supplemented or modified and are in
full force and effect on the date
hereof; and

      (e)       each of the persons
named below is a duly elected and
qualified officer of the Borrower
holding the respective office set
forth opposite his or her name and
the signature set forth opposite
each such person's name is his or
her genuine signature:

      Name      Title    Specimen Signature

[Include all
officers who are
signing the
Credit Agreement
or any other Loan
Documents.]

     IN WITNESS WHEREOF, I have
hereunto signed my name this ___ day
of December, 2012.

        ______________________, Secretary


      I, [_______________________],
[____________________________] of the Borrower,
do hereby certify that [______________________]
has been duly elected, is duly qualified and is currently serving as the [Assistant]
Secretary of the Borrower, that the signature set forth above is [his/her] genuine signature and that [he/she] has held such office at all times since [_________________].

      IN WITNESS WHEREOF, I have hereunto
signed my name this ___ day of December, 2012.

                   __________________________
                   Title:

          EXHIBIT 3.1(b)(vii)

     FORM OF OFFICER'S CERTIFICATE

      Reference is made to the 2012 Amended
and Restated Credit Agreement dated as of December __, 2012 (as amended and in effect on the date hereof, the "Credit Agreement"), between the undersigned, as Borrower, and Wells Fargo Bank, N.A., as Lender. Terms defined in the Credit Agreement are used herein with the same meanings. This
Certificate is being delivered pursuant to
Section 3.1(b)(vii) of the Credit Agreement.

      I, [________________________],
[_________________] of the Borrower, DO
HEREBY CERTIFY that:

      (a)       the representations and
warranties of the Borrower set forth in
the Credit Agreement are true and correct on and as of the date hereof; and

      (b)       no Default or Event of
Default has occurred and is continuing
at the date hereof; and

      (c)       since [the date], which
is the date of the most recent financial statements described in Section 5.1(a) of the Credit Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect; and

      (d)       no consents, approvals,
authorizations, registrations or filings are required to be made or obtained by or on behalf of the Borrower or any of the Guarantors in connection with the Loans.

      IN WITNESS WHEREOF, I have hereunto
signed my name this ___ day of December, 2012.

                By:___________________
                Name:_________________
                Title:________________

                Annex I

    Captive Investment Policy Statement


The primary criteria for investments shall be safety of principal and liquidity. Return on investment shall not take precedence over safety of principal.

1. Investments may be either in fixed or floating rate instruments denominated in U. S.
dollars.

2. Investments can include U.S. Treasury
Securities, U.S Government Agency securities,
U.S. Agency mortgage-backed securities and collateralized mortgage obligations and U.S.
Corporate Bonds. Investments in certificates of deposit and time deposits in U.S. banks may also be made.

3. Investments will be made in various
issuers to ensure proper diversification.

4. The fixed income portfolio shall be
laddered to meet the cash flow needs of
the program. Generally ten to twenty
percent of the portfolio will be invested in securities having maturities of two years or less from the date of purchase.
For this purpose, floating rate certificates of deposit and notes, irrespective of final maturity, are deemed to be mature on the next coupon-reset date. The portfolio will generally invest in securities that mature in ten years or less from the date of purchase.

5. In order for the securities of an issuer to qualify for investment of assets, they must have either a Moody's, S&P or Fitch rating of "A-" or better or such issues must be unconditionally guaranteed by a company or entity with a Moody's, S&P or Fitch rating of "A-" or better or, in the event of an issue not being subject to such a guarantee or rating, the equivalent as determined by the investment manager.

National Interstate Insurance retains the final right of approval for all investment transactions